Bauer Capital Management, LLC

Registered Investment Advisor
2899 State Highway 35
Hazlet, New Jersey 07730-1549
(732) 888-6000

Code of Ethics

Revised October 24, 2014

Bauer Capital Management
Code of Ethics
Table of Contents

I.		Statement of General Policy	1

II.		Definitions	2

III.		Governing Laws and Regulations	4

IV.		Standards of Business Conduct	4
	A.	Conflicts of Interest and Firm Opportunities	5
	1.	Interest in Competitors, Clients or Suppliers	5
	2.	Interest in Transactions	5
	3.	Outside Employment, Service as a Corporate Director	6
	4.	Diversion of Firm Business or Investment Opportunity	6
	5.	Potentially Competing Accounts	6
	6.	Identity of Affiliates	6
	7.	Proprietary Accounts	6
	8.	Disabling Conduct	7

V.		Prohibition Against Insider Trading	7
	A.	Introduction	7
	B.	General Policy	7
	C.	What is Material Information	8
	D.	What is Non-public Information	8
	E.	Identifying Inside Information	8
	F.	Contracts with Public Companies	9
	G.	Outside Business Activities	9
	H.	Tender Offers	9
	I.	Restricted/Watch List	10
	J.	Supervised Persons Actions	10
	K.	Chief Compliance Officer’s Actions	10

VI.		Personal Securities Transactions	11
	A.	General Policy	11
	B.	Pre-Clearance Required for Personal Securities Transactions	12
	C.	Pre-Clearance Required for Participation in IPO’s	12
	D.	Pre- Clearance Required for Private or Limited Offerings	12

VII.		Gifts and Entertainment	13
	A.	General Policy	13
	B.	Reporting Requirements	13

VIII.		Political Contributions	13
	A.	Policy	14

IX.		Protecting the Confidentiality of Client Information	15
	A.	Confidential Client Information	15
	B.	Non-Disclosure of Confidential Client Information	15
	C.	Employee Responsibilities	15
	D.	Security of Confidential Personal Information	16
	E.	Privacy Policy	16
	F.	Enforcement and Review of Confidentiality and Privacy Policies	16

X.		Performance of Investment Advisory Activities	17
	A.	Only Portfolio Managers May Give Investment Advice	17
	B.	Compliance with Client Investment Guidelines	17
	C.	Brokerage Discretion, Principal and Agency Cross Transactions	17
	D.	Deal Allocation Procedures	20
	E.	Trade Error Resolution	23
	F.	Proxy Voting Procedures	23
	G.	Review and Supervision of Accounts	23
	H.	Reports to Clients	23

XI.		E-mails and Other Electronic Communications	23
	A.	Policy	24

XII.		Certification	24
	A.	Initial Certification	24
	B.	Acknowledgement of Amendments	24
	C.	Annual Certification	24
	D.	Further Information	24

XIII		Records	24

XIV		Reporting Violations and Sanctions	25

Exhibit A - Acknowledgement of Receipt of Initial Code of Ethics			26

Exhibit B - Quarterly Personal Securities Transaction Report			27

Exhibit C - Initial Holdings Report			28

Exhibit D - Annual Holdings Report			30

Exhibit E - Annual Compliance Certification			32

Exhibit F - Access Persons List			33

Exhibit G - Pre-Clearance Request Form			34

I.	Statement of General Policy

Bauer Capital Management, LLC (“Bauer” or the “Adviser”) is confident that its directors, officers and employees act with integrity and good faith.  Bauer recognizes, however, that personal interests may conflict with the interests of advisory clients, when officers, directors and employees of Bauer know about or have the power to influence current or future client transactions and engage in securities transactions for their personal accounts.  To prevent any conflicts of interest and in accordance with Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), Bauer has adopted this Code of Ethics (the “Code”) to address transactions that may create conflicts of interest, and to establish reporting requirements and enforcement procedures.

This Code establishes rules of conduct for all employees of Bauer and is designed to, among other things; govern personal securities trading activities in the accounts of employees, immediate family/household accounts and accounts in which an employee has a beneficial interest. The Code is based upon the principle that Bauer and its employees owe a fiduciary duty to Bauer's clients to conduct their affairs, including their personal securities transactions, in such a manner as to avoid (i) serving their own personal interests ahead of clients, (ii) taking inappropriate advantage of their position with the firm and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility.

The Code is designed to ensure that the high ethical standards long maintained by Bauer continue to be applied. The purpose of the Code is to preclude activities which may lead to or give the appearance of conflicts of interest, insider trading and other forms of prohibited or unethical business conduct. The excellent name and reputation of our firm continues to be a direct reflection of the conduct of each employee.

Pursuant to Section 206 of the Advisers Act, both Bauer and its employees are prohibited from engaging in fraudulent, deceptive or manipulative conduct. Compliance with this section involves more than acting with honesty and good faith alone. It means that the Bauer has an affirmative duty of utmost good faith to act solely in the best interest of its clients.

Bauer and its employees are subject to the following specific fiduciary obligations when dealing with clients:
•	The duty to have a reasonable, independent basis for the investment advice provided;
•	The duty to obtain best execution for a client’s transactions where the Firm is in a position to direct brokerage transactions for the client;
•	The duty to ensure that investment advice is suitable to meeting the client’s individual objectives, needs and circumstances; and
•	A duty to be loyal to clients.

In meeting its fiduciary responsibilities to its clients, Bauer expects every employee to demonstrate the highest standards of ethical conduct for continued employment with Bauer. Strict compliance with the provisions of the Code shall be considered a basic condition of employment with Bauer. Bauer's reputation for fair and honest dealing with its clients has taken considerable time to build. This standing could be seriously damaged as the result of even a single securities transaction being considered questionable in light of the fiduciary duty owed to our clients. Employees are urged to seek the advice of the Chief Compliance Officer (“CCO”) for any questions about the Code or the application of the Code to their individual circumstances. Employees should also understand that a material breach of the provisions of the Code may constitute grounds for disciplinary action, including termination of employment with Bauer.

1

The provisions of the Code are not all-inclusive. Rather, they are intended as a guide for employees of Bauer in their conduct. In those situations where an employee may be uncertain as to the intent or purpose of the Code, he/she is advised to consult with the CCO. The CCO may grant exceptions to certain provisions contained in the Code only in those situations when it is clear beyond dispute that the interests of our clients will not be adversely affected or compromised. All questions arising in connection with personal securities trading should be resolved in favor of the client even at the expense of the interests of employees.

II.	Definitions

For the purposes of this Code, the following definitions shall apply:
•
“Access person” means any supervised person who: has access to nonpublic information regarding any clients’ purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund our firm or its control affiliates manage or has access to such recommendations; or is involved in making securities recommendations to clients that are nonpublic.

•
“Account” means accounts of any employee and includes accounts of the employee’s immediate family members (any relative by blood or marriage living in the employee’s household), and any account in which he or she has a direct or indirect beneficial interest, such as trusts and custodial accounts or other accounts in which the employee has a beneficial interest, controls or exercises investment discretion.

•
“Alternate Review Officer” is any other person appointed by Bauer to review holdings and transaction reports or perform other duties as may be required to assist the Chief Compliance Officer in fulfilling his or her obligations under this Code.

•
“Beneficial ownership” shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 in determining whether a person is the beneficial owner of a security for purposes of Section 16 of such Act and the rules and regulations there under.

•
“Chief Compliance Officer” means the person(s) appointed by Bauer to administer the provisions of this Code.  Where this Code requires the Chief Compliance Officer (“CCO”) to act, he or she will consult with Bauer’s legal, compliance or management personnel as may be appropriate under the circumstances.

•
“Control” has the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940.  Section 2(a)(9) of the Investment Company Act of 1940 provides that “control” means the power to exercise a controlling influence over the management or policies of a company, unless that power is solely the result of an official position with the company.  Ownership of 25% or more of a company’s outstanding voting securities is presumed to give the holder thereof control over the company; however, this presumption may be countered by the facts and circumstances of a given situation.

•	“Covered Associate” – A Covered Associate of an investment adviser as it relates to Rule 206(4)-5 is defined as:

2

o	Any general partner, managing member or executive officer, or other individual with a similar status or function;
o	Any employee who solicits a government entity for the investment adviser and any person who supervises, directly or indirectly, such employee; and
o	Any political action committee controlled by the investment adviser or by any of its covered associates.
•	“Fund” means an investment company registered under the Investment Company Act.
•
“Initial Public Offering” means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

•
“Limited Offering” means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

•
“Material” means that there is a substantial likelihood that a reasonable investor would consider the information important in deciding whether to buy or sell the securities in question or that a reasonable investor could view the information, if disclosed, as having significantly altered the “total mix” of information available.

•
“Material, Non-Public Information” is any information: (i) about a company, or (ii) the market for the company's securities, (iii) which has come directly or indirectly from the company or from an outsider to the company in a position to influence the market for the securities of the company, (iv) which has not been disclosed generally to the marketplace, (v) the dissemination of which is likely to affect the market price of any of the company's securities or is likely to be considered important by a reasonable investor in determining whether to trade in such securities. An Access Person should consider material information to be non-public unless he or she can identify the manner in which the information has been made public; for example, it’s being announced on the broad tape, contained in a report filed with the SEC, or published in a trade journal or a widely circulated newspaper.

•	“Nonpublic” means information that has not been made available to investors generally. In this respect, one must be able to point to some fact to show that the information is generally public.

•	“Purchase or sale of a Reportable Security” includes, among other things, the writing of an option to purchase or sell a Reportable Security and any securities convertible into a Reportable Security.

•	“Reportable fund” means any registered investment company, i.e., mutual fund, for which our Firm, acts as investment adviser, as defined in section 2(a) (20) of the Investment Company Act.
“Reportable security” has the same meaning as that set forth in Section 202(a)(18) of the Advisers Act, and includes stocks, bonds, investment contracts, profit-sharing agreements, transferable shares, options on securities, limited partnership interests, or in general any interest or instrument commonly known as a “security.”  However, in the case of an interest in a limited partnership that invests in securities, the Reportable Security will be the interest in the limited partnership, and not the underlying securities in which the partnership invests, provided that the partnership receives investment advice based on its investment objectives rather than on the individual investment objectives of its limited partners.

3

Reportable Security does not include:

o	direct obligations of the government of the United States;
o	bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements;
o	shares issued by money market funds;
o	shares issued by registered open-end investment companies other than the Bauer ETFs;
o	shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds; and
o	any instrument that is not a security as defined in Section 202(a)(18) of the Advisers Act. These instruments include, but are not limited to:
▪	future contracts;
▪	options on future contracts;
▪	general partnership interest, provided generally that the general partnership interest entitles the owner to exercise management control over the partnership; and
▪	direct interest in real estate.

•
“Supervised person” means directors, officers and partners of Bauer Capital (or other persons occupying a similar status or performing similar functions); employees of Bauer Capital; and any other person who provides advice on behalf of Bauer Capital and is subject to Bauer Capital's supervision and control.

III.	Governing Laws and Regulations

Supervised Persons shall strictly comply with all applicable federal and state laws and all rules and regulations of any governmental agency or SRO governing such Person’s activities. In addition, every Supervised Person shall strictly comply with all Bauer policies and procedures.  Supervised Persons shall not knowingly participate or assist in, or condone any acts of violation of any law or regulation governing securities transactions, nor any act that would violate any provisions of this Code or policies and procedures.

IV.	Standards of Business Conduct
Bauer places the highest priority on maintaining its reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in our firm and its employees by our clients is something we value and endeavor to protect. The following Standards of Business Conduct set forth policies and procedures to achieve these goals. This Code is intended to comply with the various provisions of the Advisers Act and also requires that all supervised persons comply with the various applicable provisions of the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and applicable rules and regulations adopted by the Securities and Exchange Commission (“SEC”).

4

Section 204A of the Advisers Act requires the establishment and enforcement of policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by investment advisers. Such policies and procedures are contained in this Code. The Code also contains policies and procedures with respect to personal securities transactions of all Bauer's supervised persons as defined herein. These procedures cover transactions in a reportable security in which a supervised person has a beneficial interest in or accounts over which the supervised person exercises control as well as transactions by members of the supervised person’s immediate family.

Section 206 of the Advisers Act makes it unlawful for Bauer or employees to employ any device, scheme or artifice to defraud any client or prospective client, or to engage in fraudulent, deceptive or manipulative practices. This Code contains provisions that prohibit these and other enumerated activities and that are reasonably designed to detect and prevent violations of the Code, the Advisers Act and rules there under.

A.	Conflicts of Interest and Firm Opportunities
It is not possible to provide a precise or comprehensive definition of a conflict of interest. However, one factor that is common to all conflict of interest situations is the possibility that an employee’s actions or decisions will be affected because of actual or potential differences between or among the interests of the Firm, its affiliates or clients, and/or the employee’s own personal interests. A particular activity or situation may be found to involve a conflict of interest even though it does not result in any financial loss to the Firm, its affiliates or its clients or any gain to the Firm or the employee, and irrespective of the motivations of the employee involved.

Employees should avoid other employment or business activities, including personal investments that interfere with their duties to the Firm, divide their loyalty, or create or appear to create a conflict of interest. Each employee should promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer. The Compliance Officer’s determination as to whether a conflict exists or is harmful shall be conclusive. Any conflict that the Compliance Officer determines is harmful to the interests of clients or the interest or reputation of the Firm must be terminated.

1.
Interest in Competitors, Clients or Suppliers. Except with the approval of the Management Committee or the Compliance Officer, no employee or member of his or her Immediate Family (including spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, persons with whom the employee has an adoptive or “in-law” relationship, or any relatives to whose support the employee contributes, either directly or indirectly) and who shares the employee’s household (“Immediate Family”), shall serve as an employee, officer, director or trustee of, or have a substantial interest in or business relationship with, a competitor, client, or supplier of the Firm (other than any Affiliate) that could create a divided loyalty or the appearance of one.

2.
Interest in Transactions. No employee or a member of his or her Immediate Family shall engage in any transaction involving the Firm if the employee or a member of his Immediate Family has a substantial interest in the transaction or can benefit directly or indirectly from the transaction (other than through the employee’s normal compensation), except as specifically authorized in writing by the Compliance Officer.

5

3.
Outside Employment, Service as a Corporate Director. No employee shall be employed by, or accept any remuneration from, or perform any services for, any person or entity, including serving as a director of a company, trustee or general partner of a partnership, other than the Firm or any Affiliate, except as specifically authorized by the Compliance Officer. In no event should any employee have any outside employment that might cause embarrassment to or jeopardize the interests of the Firm, interfere with its operations, or adversely affect his or her productivity or that of other employees. As a general matter, the Compliance Officer will not approve outside employment with any investment adviser, broker-dealer, bank, insurance or reinsurance company or other financial institution with which the Firm or its affiliates may compete or have or seek a business relationship.

4.
Diversion of Firm Business or Investment Opportunity. No employee shall acquire, or derive personal gain or profit from, any business or investment opportunity that comes to his or her attention as a result of his or her association with the Firm, and in which he or she knows the Firm or its clients might reasonably be expected to participate or have an interest, without first disclosing in writing all relevant facts to the Firm, offering the opportunity to the Firm or its clients if appropriate, and receiving specific written authorization from the Compliance Officer.

5.
Potentially Competing Accounts. The Firm acts as an adviser to both investment companies registered under the Investment Company Act of 1940 (“registered funds”) and other clients (“investment accounts”). When registered funds and investment accounts are managed side-by-side, Firm personnel shall strictly follow the policies and procedures outlined in Section X to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. No portfolio manager shall initiate a short sale in an investment account when a registered fund or other investment account either holds, or intends to acquire, a long position in the security. If an investment account has an existing short position in a security that is subsequently purchased as a long position in any other client account, the portfolio manager is prohibited from initiating further short sales and any purchases of the security shall be allocated in a fair and equitable manner in accordance with Section X.

6.
Identity of Affiliates. A list of affiliates is maintained by Compliance and reported in Form ADV. All employees are required to report to Compliance all existing affiliated entities, Director positions, investments in public and private companies, and limited partnership investments. Any new investments or positions in other companies must be approved by the Chief Compliance Officer.

7.
Proprietary Accounts. Certain new investment products developed begin as incubator funds and, in some cases, are funded by internal officers, directors, partners, and portfolio managers’ personal assets. These new products are traded exactly the same as regular institutional accounts except they do not participate in IPO’s. Such accounts shall not be favored over any other account. The Compliance Group monitors all activity in these accounts regularly. No investment or performance fees are received by the investors nor the firm. Once sufficient client assets are raised in the product, the incubator is closed. Our Code of Ethics requires disclosure of any Private Placement Investments by all employees including firm incubator funds.

6

8.	Disabling Conduct
Prior to employment, background checks are performed on new employees. Upon employment, new employees are given a copy of our Compliance Manual and required to acknowledge their review and understanding of the contents as well as certify that they have not engaged in disabling conduct as described under Section 9 of the 1940 Act per the “New Employee

Acknowledgment” form located at the back of the manual. On an annual basis, all employees are given a new copy of the Compliance Manual and required to recertify (1) disclosure of personal securities accounts/holdings and (2) no engagement in the types of disabling conduct described per the “Annual Certification by Employee of Personal Securities Accounts, Private Placement

Investments and Non-Disabling Conduct” form also located in the back of the manual.

V.	Prohibition Against Insider Trading

A.	Introduction
Trading securities while in possession of material, nonpublic information, or improperly communicating that information to others may expose supervised persons and Bauer to stringent penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The SEC can recover the profits gained or losses avoided through the illegal trading, impose a penalty of up to three times the illicit windfall, and/or issue an order permanently barring you from the securities industry. Finally, supervised persons and Bauer may be sued by investors seeking to recover damages for insider trading violations. The rules contained in this Code apply to securities trading and information handling by supervised persons of Bauer and their immediate family members. The law of insider trading is unsettled and continuously developing. An individual legitimately may be uncertain about the application of the rules contained in this Code in a particular circumstance. Often, a single question can avoid disciplinary action or complex legal problems. You must notify the CCO immediately if you have any reason to believe that a violation of this Code has occurred or is about to occur.

B.	General Policy
Bauer has established a policy which strictly prohibits any supervised person from accepting, disseminating or acting upon material, non-public information in the conduct of business on behalf of themselves, the Firm or any other party. No supervised person may trade, either personally or on behalf of others (such as investment funds and private accounts managed by Bauer), while in the possession of material, nonpublic information and has implemented procedures reasonably designed to monitor, detect and act upon any evidence of insider trading by its supervised persons.

7

C.	What is Material Information?
“Material information” is generally defined as information for which there is a substantial likelihood that an investor would consider important in making his/her investment decisions or information that is reasonably certain to have a substantial effect on the price of a company’s securities. Advance knowledge of the following types of information is generally regarded as “material”:
•	Dividend or earnings announcements;
•	Write-downs or write-offs of assets;
•	Additions to reserves for bad debts or contingent liabilities;
•	Expansion or curtailment of company or major division operations;
•	Merger, joint venture announcements;
•	New product service announcements;
•	Discovery or research developments;
•	Criminal, civil and government investigations and indictments;
•	Pending labor disputes;
•	Debt service or liquidity problems;
•	Bankruptcy or insolvency problems; or
•	Re-capitalization, tender offers or stock repurchase plans.

Information is material where there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, any information provided by a company could be material because of its expected effect on a company’s particular class of securities, all of the company’s securities, the securities of another company or the securities of several companies. The misuse of material, non-public information applies to all types of securities including equity, debt, commercial paper, government securities and options.

Material information does not have to relate to a company’s business. For example, material information about the contents of an upcoming newspaper column may affect the price of a security and, therefore, should be considered material.

No simple test exists to determine when information is material; assessments of materiality involve a highly fact-specific inquiry. For this reason, you should direct any questions about whether information is material to the CCO.

D.	What is Non-public Information?
“Non-public information” generally means information that has not been available to the investing public. Once material, non-public information has been effectively distributed to the investing public, it is no longer classified as material, non-public information. However, the distribution of non-public information must occur through commonly recognized channels for the classification to change. The information must not only be publicly disclosed, but there must also be adequate time for the public to receive and digest the information. Selective dissemination of non-public information will not change the information to public information.

E.	Identifying Inside Information
Before executing any trade for yourself or others, including investment funds or private accounts managed by Bauer (“Client Accounts”), you must determine whether you have access to material, nonpublic information. If you think that you might have access to material, nonpublic information, you should take the following steps:

8

•	Report the information and proposed trade immediately to the CCO.
•	Do not purchase or sell the securities on behalf of yourself or others, including investment funds or private accounts managed by the Firm.
•	Do not communicate the information inside or outside the Firm, other than to the CCO.
•	After the CCO has reviewed the issue, the Firm will determine whether the information is material and nonpublic and, if so, what action the Firm will take.
•	You should consult with the CCO before taking any action. This high degree of caution will protect you, our clients, and the Firm.

F.	Contacts with Public Companies
“Contacts” with public companies refers to all relationships, conversations or meetings with a public company or its directors, officers or agents. Contacts with public companies may represent an important part of our research efforts. The Firm may make investment decisions on the basis of conclusions formed through such contacts and analysis of publicly available information. Difficult legal issues arise, however, when, in the course of these contacts, a supervised person of Bauer or other person subject to this Code becomes aware of material, nonpublic information. This could happen, for example, if a company’s Chief Financial Officer prematurely discloses quarterly results to an analyst, or an investor relations representative makes selective disclosure of adverse news to a handful of investors. In such situations, Bauer must make a judgment as to its further conduct. To protect yourself, our clients and the Firm, you should contact the CCO immediately if you believe that you may have received material, nonpublic information.

G.	Outside Business Activities - Serving as an Officer, Trustee or Director of an Outside Organization
The CCO may under certain circumstances grant permission to supervised persons to serve as directors, trustees or officers of outside organizations, or engage in other outside business activities. Details of the duties and responsibilities of any such proposed activities must be submitted by the supervised person(s) in writing to the CCO prior to allowing the acceptance of any such position by the supervised person(s).

H.	Tender Offers
Tender offers represent a particular concern in the law of insider trading for two reasons: First, tender offer activity often produces extraordinary gyrations in the price of the target company’s securities. Trading during this time period is more likely to attract regulatory attention (and produces a disproportionate percentage of insider trading cases). Second, the SEC has adopted a rule which expressly forbids trading and “tipping” while in the possession of material, nonpublic information regarding a tender offer received from the tender offer or, the target company or anyone acting on behalf of either. Supervised persons of Bauer and others subject to this Code should exercise extreme caution any time they become aware of nonpublic information relating to a tender offer.

9

I.	Restricted/Watch Lists
Although Bauer does not typically receive confidential information from portfolio companies, it may, if it receives such information it will take appropriate procedures to establish restricted or watch lists in certain securities. The CCO may place certain securities on a “restricted list.” Supervised persons are prohibited from personally, or on behalf of an advisory account, purchasing or selling securities during any period they are listed. Securities issued by companies about which a number of supervised persons are expected to regularly have material, nonpublic information should generally be placed on the restricted list. The CCO shall take steps to immediately inform all supervised persons of the securities listed on the restricted list. The CCO may place certain securities on a “watch list.” Securities issued by companies about which a limited number of supervised persons possess material, nonpublic information should generally be placed on the watch list. The list will be disclosed only to the CCO.

J.	Supervised Persons Actions
If at any time a supervised person of Bauer  has questions as to whether or not he/she is in receipt of inside information, has reason to believe an employee or client is trading based on inside information, or has reason to believe an employee or client is in receipt of inside information, that person should take the following steps:
•	Report the information and, if applicable, any proposed trade based on inside information, immediately to the CCO;
•	Decline to purchase or sell the affected securities on behalf of themselves, the client or any other party;
•	Refrain from communicating the suspected inside information to any party inside or outside Bauer, other than the CCO; and
•	Acting on direction from the CCO, who has determined the presence of inside information; continue to refrain from trading or communicating information relative to the affected securities.

K.	Chief Compliance Officer’s Actions
Upon determination that information qualifies as inside information, the CCO will take the following actions, as deemed appropriate by the given circumstances:
•	If feasible, determine the validity and non-public nature of the information, possibly with the actual issuer of the securities;
•	Consider a halt to all Firm trading activity in or recommendations relating to the securities identified;
•	Request the issuer or other appropriate parties to disseminate the information promptly to the public if the information is valid and non-public;
•	Take steps to ensure all files containing the identified material, non-public information are secured and access to computer files containing the same information is restricted;
•	If deemed appropriate, notify legal counsel and request advice as to further steps to be taken before resumption in recommendations or trading in the affected securities; and/or
•	The CCO will prepare and maintain an internal report detailing all pertinent information relative to the real or perceived policy breach. This documentation will be maintained in the CCO’s files.

10

VI.	Personal Securities Transactions

A.	General Policy
It is Bauer’s policy to prohibit personal securities transactions by its supervised persons which are or could lend the appearance of being in conflict with either client transactions or the Firm’s fiduciary responsibility to its clients, and has adopted the following principles governing personal investment activities by its supervised persons:
•	Bauer will maintain a list of all Supervised/Access Persons. (see attached Exhibit F)
•	Supervised persons are responsible for disclosing any outside brokerage accounts to the CCO. Supervised persons shall be provided with a copy of the broker/dealer’s “407 letter”.
•	Supervised persons will instruct any outside brokerage firm maintaining such personal accounts to forward duplicate copies of monthly or quarterly statements, as applicable, to Bauer’s CCO.
•	The interests of client accounts will at all times be placed first.
•	All personal securities transactions will be conducted in such manner as to avoid any actual or potential conflict of interest or any abuse of an individual’s position of trust and responsibility.
•	Supervised persons must not take inappropriate advantage of their positions.
•
All supervised persons and any immediate family members within their households shall file an initial holdings report (Exhibit C) of all reportable securities holdings in which they have beneficial interest within ten (10) days after becoming an access person. The information must be current as of the date no more than forty-five (45) days prior to the date the person became an access person. This report must contain the following information:

o	Title and type of security
o	The exchange ticker symbol or CUSIP number
o	Number of shares
o	Principal amount of each reportable security that the supervised person has any direct or indirect beneficial ownership
o	Name of broker/dealer or bank where the securities are held
o	The date the access person submits the report
•
All supervised persons and immediate family members within their household are also required to subsequently submit an annual holdings report (Exhibit D) of all reportable securities to the CCO at least once in each 12-month period, on a date specified by the CCO. Information contained in this report must also be current as of a date no more than forty-five (45) days prior to the date the report was submitted.

•
All supervised persons and immediate family members within their household shall file a quarterly transaction report (Exhibit B) of all reportable securities transactions executed within the preceding quarter to the CCO within thirty (30) days of the end of each calendar quarter. This review includes examination of the following information:

o	Title and type of security
o	The exchange ticker symbol or CUSIP number
o	Date of the transaction
o	Nature of the transaction
o	Interest rate and maturity date

11

o	Number of shares
o	Price of the security at which the transaction was effected
o	Principal amount of each security involved
o	Name of broker/dealer or bank where the securities are held
•
All supervised persons and immediate family members within their household shall file a quarterly transaction report of all reportable securities transactions executed within the preceding quarter to the CCO within thirty (30) days of the end of each calendar quarter. This review includes examination of the following information:

o	Title and type of security
o	The exchange ticker symbol or CUSIP number
o	Date of the transaction
o	Nature of the transaction
o	Interest rate and maturity date
o	Number of shares
o	Price of the security at which the transaction was effected
o	Principal amount of each security involved
o	Name of broker/dealer or bank where the securities are held
•	The CCO will document the date such review was conducted.

B.	Pre-Clearance Required for Personal Security Transactions
Personal accounts of supervised persons are monitored against transactions executed within accounts of advisory clients.  Supervised persons shall refrain from executing a personal trade of the same general security (excluding open-end mutual funds and general obligations of the United States) as that of an advisory client, either for themselves or for immediate family members within their household, on the same day as that of an advisory client’s trade without prior written approval of the CCO. Transactions found to be inconsistent with this policy are subject to cancellation or correction at the supervised person’s expense.  A Securities Pre-Clearance Form is attached hereto as Exhibit G.

C.	Pre-Clearance Required for Participation in IPOs
No supervised person shall acquire any beneficial ownership in any securities in an Initial Public Offering for his or her account, as defined herein without the prior written approval of the CCO who has been provided with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the supervised person’s activities on behalf of a client) and, if approved, will be subject to continuous monitoring for possible future conflicts.

D.	Pre-Clearance Required for Private or Limited Offerings
No supervised person shall acquire beneficial ownership of any securities in a limited offering or private placement without the prior written approval of the CCO who has been provided with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the supervised person’s activities on behalf of a client) and, if approved, will be subject to continuous monitoring for possible future conflicts.

12

VII.	Gifts and Entertainment
Giving, receiving or soliciting gifts in a business setting may create an appearance of impropriety or may raise a potential conflict of interest. Bauer has adopted the policies set forth below to guide supervised persons in this area.

A.	General Policy
Bauer's policy with respect to gifts and entertainment is as follows:
•	Giving, receiving or soliciting gifts in a business may give rise to an appearance of impropriety or may raise a potential conflict of interest;
•
Supervised persons should not accept or provide any gifts or favors that might influence the decisions you or the recipient must make in business transactions involving Bauer Capital, or that others might reasonably believe would influence those decisions;

•
Modest gifts and favors, which would not be regarded by others as improper, may be accepted or given on an occasional basis. Entertainment that satisfies these requirements and conforms to generally accepted business practices also is permissible;

•	Where there is a law or rule that applies to the conduct of a particular business or the acceptance of gifts of even nominal value, the law or rule must be followed.

B.	Reporting Requirements
•
Any supervised person who accepts, directly or indirectly, anything of value from any person or entity that does business with or on behalf of Bauer, including gifts and gratuities with value in excess of $300 per year (Note: Dual registrants sometimes use a $100 gift threshold for all employees based on NASD rule), must obtain consent from the CCO before accepting such gift.

•
This reporting requirement does not apply to bona fide dining or bona fide entertainment if, during such dining or entertainment, you are accompanied by the person or representative of the entity that does business with Bauer.

•
This gift reporting requirement is for the purpose of helping monitor the activities of its employees. However, the reporting of a gift does not relieve any supervised person from the obligations and policies set forth in this Section or anywhere else in this Code. If you have any questions or concerns about the appropriateness of any gift, please consult the CCO.

VIII.	Political Contributions
In July 2010, the SEC adopted "Pay-to-Play" rules; including the new anti-fraud Political Contributions by Certain Investment Advisers Rule (Rule 206(4)-5) under the Advisers Act.  Rule 206(4)-5 prohibits an investment adviser from providing advisory services for compensation to a government client for two years after the adviser; its executives or employees make a contribution to certain elected officials or candidates. The rule also prohibits an adviser from providing or agreeing to provide, directly or indirectly, payment to any third party for a solicitation of advisory business from any government entity on behalf of such adviser, unless such third parties are registered broker-dealers or registered investment advisers, in each case themselves subject to pay to play restrictions. Additionally, the rule prevents an adviser from soliciting from others, or coordinating, contributions to certain elected officials or candidates or payments to political parties where the adviser is providing or seeking government business.

13

A.	Policy
It is Bauer’s policy to permit the Firm, and its supervised persons, to make political contributions to elected officials, candidates and others, consistent with the Firm’s procedures and regulatory requirements.

Bauer has adopted various procedures to implement the Firm's policy, conducts reviews to monitor and ensure the Firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
•
The CCO or a designated alternate determines who is deemed to be a "Covered Associate" of the firm, maintains records including the names, titles, and business and residence addresses of all covered associates;

•
The CCO or a designated alternate, obtains appropriate information from new employees (or employees promoted or otherwise transferred into positions) deemed to be covered associates, regarding any political contributions made within the preceding two years (from the date s/he becomes a covered associate) if such person will be soliciting municipal business;

•	The CCO or a designated alternate, monitors and maintains records identifying all government entities to which Bauer provides advisory services, if any;
•
The CCO or a designated alternate, monitors and maintains records detailing political contributions made by the firm and/or its covered associates; such records will be maintained in chronological order and will detail:

1.	The name and title of the contributor;
2.	The name and title (including any city/county/state or other political subdivision) of each recipient of a contribution or payment;
3.	The amount and date of each contribution or payment; and
4.	Whether any such contribution was the subject of the exception for certain returned contributions.
•	The CCO or a designated alternate, will maintain appropriate records following the departure of a covered associate who made a political contribution triggering the two-year 'time out' period;
•	The CCO or a designated alternate, maintains records reflecting approval of political contributions made by the firm and/or its covered associates;
•
Prior to engaging a third party solicitor to solicit advisory business from a government entity, the Compliance Officer, or other designated officer, will determine that such solicitor is (1) a "regulated person" as defined under this Rule and (2) determined that such individual has not made certain political contributions or otherwise engaged in conduct that would disqualify the solicitor from meeting the definition of "regulated person";

•
On at least an annual basis, the Compliance Officer, or other designated officer, will require covered associates and any third party solicitors to confirm that such person(s) have reported any and all political contributions, and continue to meet the definition of "regulated person";

•
The CCO, or other designated officer, maintains records of each regulated person to whom the firm provides or agrees to provide (either directly or indirectly) payment to solicit a government entity for advisory services on its behalf.

14

•
The CCO, or other designated officer, will monitor states' registration and/or reporting requirements pursuant to the Firm's use of any 'placement agents' (including employees of the firm and/or its affiliates) for the solicitation of or arrangements for providing advisory services to any government entity or public pension plan.

IX.	Protecting the Confidentiality of Client Information

A.	Confidential Client Information
In the course of investment advisory activities of Bauer, the firm gains access to Non-Public Information about its clients. Such information may include a person's status as a client, personal financial and account information, the allocation of assets in a client portfolio, the composition of investments in any client portfolio, information relating to services performed for or transactions entered into on behalf of clients, advice provided by Bauer to clients, and data or analyses derived from such non-public personal information (collectively referred to as 'confidential client information'). All confidential client information, whether relating to Bauer Capital's current or former clients, is subject to the code's policies and procedures. Any doubts about the confidentiality of information must be resolved in favor of confidentiality.

B.	Non-Disclosure of Confidential Client Information
All information regarding Bauer's clients is confidential. Information may only be disclosed when the disclosure is consistent with the Firm's policy and the client's direction. Bauer does not share Confidential Client Information with any third parties, except in the following circumstances:
•
As necessary to provide service that the client requested or authorized, or to maintain and service the client's account. Bauer will require that any financial intermediary, agent or other service provider utilized by Bauer (such as broker-dealers or sub-advisers) comply with substantially similar standards for non-disclosure and protection of Confidential Client Information and use the information provided by Bauer only for the performance of the specific service requested by Bauer;

•
As required by regulatory authorities or law enforcement officials who have jurisdiction over Bauer, or as otherwise required by any applicable law. In the event Bauer is compelled to disclose Confidential Client Information, the Firm shall provide prompt notice to the clients affected, so that the clients may seek a protective order or other appropriate remedy. If no protective order or other appropriate remedy is obtained, Bauer shall disclose only such information, and only in such detail, as is legally required;

•	To the extent reasonably necessary to prevent fraud, unauthorized transactions or liability.

C.	Employee Responsibilities
All supervised persons are prohibited, either during or after the termination of their employment with Bauer, from disclosing Confidential Client Information to any person or entity outside the Firm, including family members, except under the circumstances described above. A supervised person is permitted to disclose Confidential Client Information only to such other supervised persons who need to have access to such information to deliver the Bauer's services to the client. Supervised persons are also prohibited from making unauthorized copies of any documents or files containing Confidential Client Information and, upon termination of their employment with Bauer, must return all such documents to Bauer. Any supervised person who violates the non-disclosure policy described above will be subject to disciplinary action, including possible termination, whether or not he or she benefited from the disclosed information.

15

D.	Security of Confidential Personal Information
Bauer enforces the following policies and procedures to protect the security of Confidential Client Information:
•	The Firm restricts access to Confidential Client Information to those supervised persons who need to know such information to provide Bauer's services to clients;
•
Any supervised person who is authorized to have access to Confidential Client Information in connection with the performance of such person's duties and responsibilities is required to keep such information in a secure compartment, file or receptacle on a daily basis as of the close of each business day;

•	All electronic or computer files containing any Confidential Client Information shall be password secured and firewall protected from access by unauthorized persons;
•
Any conversations involving Confidential Client Information, if appropriate at all, must be conducted by supervised persons in private, and care must be taken to avoid any unauthorized persons overhearing or intercepting such conversations.

E.	Privacy Policy
As a registered investment adviser, Bauer has a fiduciary responsibility to its clients and is obligated by federal and state laws, such as “Regulation S-P” promulgated under Section 504 of the Gramm-Leach-Bliley Act, the FTC’s “Safeguards Rule” and “Red Flags and Address Discrepancy Rules”, California’s “Database Protection Act” and “Financial Information Privacy Act”, and Massachusetts’ “950 CMR 12.205(9)(c)(13)” and “201 CMR 17.00”, to establish, implement and maintain comprehensive written policies and procedures designed to:
a)	Protect the collection, use and disposal of the non-public personally identifiable information of clients and employees.
b)	Protect the storage and disposal of non-public personal information contained in both paper and electronic records of clients and employees.
c)	Detect, prevent and mitigate elements and effects of identity theft.
d)	Provide training for employees regarding privacy and identity theft issues.

It is Bauer’s policy to safeguard the privacy of all non-public personal information provided by its clients and employees for the furtherance of its business operation and will utilize all feasible measures to prevent a breach of confidential information which could result in the theft of a client’s or employee’s identity.

F.	Enforcement and Review of Confidentiality and Privacy Policies
The CCO is responsible for reviewing, maintaining and enforcing Bauer's confidentiality and privacy policies and is also responsible for conducting appropriate employee training to ensure adherence to these policies. Any exception to this policy requires the written approval of the CCO.

16

X.	PERFORMANCE OF INVESTMENT ADVISORY ACTIVITIES

A.	Only Portfolio Managers May Give Investment Advice or Exercise Investment Discretion
Only portfolio managers may determine the investment advice to be given to clients.

B.	Compliance with Client Investment Guidelines; Suitability of Advice and
Recommendations

It is the responsibility of each portfolio manager to ensure that each client’s account is managed in accordance with (i) the client’s written investment objectives, guidelines or restrictions, if any, (ii) the investment restrictions, including the prospectus and statement of additional information and investment policies for the funds of sub-advisory clients and (iii) the terms of Bauer’s investment management agreement with that client. In addition, a portfolio manager who recommends securities or a particular investment strategy to a client must have reasonable grounds for believing that the recommendation or strategy is suitable for the client on whose behalf it is made, based on the portfolio manager’s knowledge of relevant information concerning the client’s stated and current investment objectives, financial position and needs, ability and willingness to accept risks, other securities positions or investments, and any other relevant factors that should influence an investment decision. In the case of an institutional client, the client investment guidelines are key, but other relevant factors may include the present size of the account, expected inflow and outflow of funds and, in the case of pension or profit-sharing plan clients, plan provisions, the type of plan, number of participants, and age distribution of participants.

C.	Brokerage Discretion, Principal and Agency Cross Transactions, Batching of
Orders and Order Allocation Procedures

Clients' investment advisory agreements authorize Bauer to determine, consistent with the clients' investment objectives, which securities and the total amount of securities which are to be bought or sold for clients' accounts. Bauer's decisions to buy and sell securities for clients are subject to the overall review of the clients. Bauer's primary objective in placing orders for the purchase or sale of securities for a client's account is to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker. Bauer generally has the authority to select brokers to effect transactions on a client's behalf. When Bauer places orders for the purchase or sale of portfolio securities for a client's account, it uses reasonable efforts to seek the best combination of price and execution in selecting brokers. Bauer selects brokers on the basis of best price (including commissions) and execution capability. In selecting a broker to execute a transaction for a client, Bauer may consider a variety of factors, including the following: the broker's capital depth; the broker's market access; the broker's transaction confirmation and account statement practices; Bauer's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the execution, clearance and settlement capabilities of the broker selected and others considered; the reputation and perceived soundness of the broker selected and others considered; Bauer's knowledge of any actual or apparent operational problems of a broker; and the reasonableness of the commission or its equivalent for the specific transaction. While Bauer generally seeks competitive commission rates and dealer spreads, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker and thereby justify higher commissions or their equivalent than would be the case with other transactions requiring more routine services. When trading in NASDAQ stocks, Bauer frequently uses market makers to execute trades. However, other trading channels such as ECN’s (electronic trade networks) and ATS’s (alternative trading systems) may be used when Bauer believes that transactions in these stocks can be executed at lower or equal costs and similar execution capabilities. When consistent with the best interests of Bauer’s clients, orders being placed at the same time for the accounts of two or more clients may be “batched” or placed as an aggregated order for execution. This practice may enable Bauer to seek more favorable executions and net prices for the combined order. Any orders placed for execution on an aggregated basis are subject to Bauer’s order aggregation and allocation policy and procedures. This policy and these procedures are designed to meet the legal standards applicable to Bauer under federal and state securities laws and the Employee Retirement Income Security Act of 1974 and its obligations as a fiduciary to each client. Pursuant to this policy orders to purchase or sell securities for all accounts managed by Bauer, including accounts of Bauer or its affiliates, may be aggregated or “batched” for execution, provided the policy and procedures set forth below are followed.

17

1.
Transactions for any client’s account may not be aggregated for execution if the practice is prohibited by, or inconsistent with, that client’s investment management agreement with Bauer or Bauer’s order allocation policy.

2.
The portfolio manager must determine that the purchase or sale of the particular security involved is appropriate for the client and consistent with the client’s investment objectives and with any investment guidelines or restrictions applicable to the client’s account.

3.
The portfolio manager must reasonably believe that the order aggregation will benefit, and will enable Bauer to seek best execution for each client participating in the aggregated order. This requires a reasonable good faith judgment at the time the order is placed for execution. It does not mean that the determination made in advance of the transaction must always prove to have been correct in the light of twenty-twenty hindsight. Best execution includes the duty to seek the best quality execution, as well as the best net price.

4.
Prior to entry of an aggregated order, a written order ticket must be completed which identifies each client account participating in the order and the proposed allocation of the order, upon completion, to those clients. The order ticket or other written statement should indicate both the minimum and maximum amount (either in dollars or number of securities) that the portfolio manager will accept for each account.

5.
If the order cannot be executed in full at the same price or time, the securities actually purchased or sold by the close of each business day must be allocated pro rata among the participating client accounts in accordance with the initial order ticket or other written statement of allocation. However, adjustments to this pro rata allocation may be made to avoid having odd amounts of shares held in any client account, or to avoid deviations from pre-determined minimum/maximum holdings limits established for any account.

18

6.	Each client that participates in the order must do so at the average price for all the transactions and must share in average commissions or other transaction costs on a pro rata basis.
7.
If the order will be allocated in a manner other than that stated in the initial statement of allocation, a written explanation of the change must be provided to and approved by the Compliance Officer no later than the morning following the execution of the trade.

8.	Client account records must reflect separately for each account the transactions which have occurred, including aggregated transactions, and the securities which are held for each account.
9.
Funds and securities for aggregated orders should be clearly identified on Bauer’s records and to the brokers or other intermediaries handling the transactions, by the appropriate account numbers for each participating client.

10.
No client or account will be favored over another. In some circumstances, a client will designate a particular broker or dealer through which trades are to be effected or through which transactions may be introduced, typically under such terms as the client negotiates with the particular broker or dealer. Where a client has directed the use of a particular broker or dealer, Bauer generally will not be in a position to negotiate commission rates or spreads freely or, depending on the circumstances, to select brokers or dealers based on best execution. Additionally, transactions for a client that has directed that Bauer use a particular broker or dealer may not be commingled or “bunched” for execution with orders for the same securities for other managed accounts, except to the extent that the executing broker or dealer is willing to “step out” such transactions to the client’s designated broker or dealer. Where “step out” arrangements are not possible or to the client’s advantage, trades for a client that has directed use of a particular broker or dealer may be placed at the end of bunched trading activity for a particular security.

Accordingly, directed transactions may be subject to price movements, particularly in volatile markets, that may result in the client receiving a price that is less favorable than the price obtained for the bunched order. Under these circumstances, the direction by a client of a particular broker or dealer to execute transactions may result in higher commissions, greater spreads, or less favorable net prices than might be the case if Bauer were empowered to negotiate commission rates or spreads freely, or to select brokers or dealers based on best execution.

Bauer generally does not execute crossing transactions across client accounts. Any crossing transactions must be approved by Compliance prior to execution to ensure compliance with Rule 17a-7.

It is Bauer’s policy to seek best execution for all securities transactions that we place on behalf of our clients. On an ongoing basis, Bauer evaluates the quality and overall costs of all trade executions and related services provided by the broker-dealers that we use to effect transactions for our clients. In addition, Bauer enters into arrangements with brokers to obtain third-party research or brokerage services in exchange for brokerage commissions paid by our clients. Further details of achieving and analyzing best execution can be found in the firm’s Best Execution Policy maintained by the Compliance Group.

19

D.	Deal Allocation Procedures
The following are procedures for Bauer’s equity portfolio manager teams to allocate securities sold in underwritten public offerings (“Deals”), particularly “hot” Deals to client accounts. (For purposes of these procedures, a “hot” Deal is any Deal that the Deal Allocation Coordinator reasonably believes, at the time the Deal allocation is received, will trade above the public offering price on its open.) These procedures address the factors that should be considered in addressing two general Deal allocation matters: (1) how Deal securities will be allocated among the portfolio manager teams seeking to have their clients invest in Deal securities; and (2) how the portfolio manager teams will allocate Deal securities among their client accounts. These procedures reflect Bauer’s overriding policy that Deal securities must be allocated among participating client accounts in a fair and equitable manner over time, and Deal opportunities not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients. Under no circumstances may Bauer receive, directly or indirectly, additional compensation or remuneration because of the way an allocation is made.

Bauer will have information about fund transactions that Castle Financial is initiating and vice versa.  Both Bauer Capital and Castle Financial will take said information into account in managing potential conflicts of interest with respect to the management of the fund.

1.	Communication of Information Concerning Deals.
The members of Bauer’s Trading Department (the “Trading Staff”), particularly the Deal Allocation Coordinator, have general responsibility for communicating information concerning Deals to interested portfolio manager teams and to confirm the allocation and the reallocation as circumstances warrant, of securities purchased from the underwriters offering a particular Deal or in the aftermarket. The Deal Allocation Coordinator will maintain and circulate a calendar of Deals indicating the anticipated pricing and trade date. As information concerning Deals becomes available (i.e., change in offering price, under- or over-subscription, aftermarket interest, etc.), the Deal Allocation Coordinator will attempt to circulate the information promptly and will check on “street talk” as requested. However, the primary responsibility for monitoring and evaluating information concerning the markets for Deals or a particular company offering its securities in a Deal, generally rests with Bauer’s individual portfolio manager teams.

2.	Determining Which Client Accounts Will Seek to Participate in a Deal.
In determining which accounts a portfolio manager team will seek to have purchase securities in a Deal, the team will consider all relevant factors. As a general policy, Deal securities of an issuer with market capitalization of less than $200 million are not viewed by Bauer to be appropriate investments for institutional accounts or accounts of high net worth individuals due to the normal reduced liquidity of, and restrictions on transferability typically associated with, such small issuers. Accordingly, Deals of these small capitalized issuers generally will be allocated to accounts in which Bauer principals have a beneficial interest, such as hedge funds managed by Bauer or any of its principals. This is a general policy that may be deviated from with advance approval from the Compliance Committee. Deal securities involving issuers with market capitalization equal to or greater than $200 million will be allocated to all institutional accounts, including from time to time Bauer’s proprietary accounts such as hedge funds in which Bauer’s principals have invested, as appropriate and after considering all relevant factors including, but not limited to, the following;

20

a.	The nature, size and expected allocation of the Deal;
b.
The nature and size of a particular account, including the accounts’ investment objectives and policies; the risk tolerance of the clients; the client’s tolerance for portfolio turnover; the number of other Deals that the client has participated in during the past year; and

c.
Whether, and to what extent, the beneficial owners of an account are eligible to participate in gains and losses from Deals pursuant to the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”).

3.
Mechanics of Placing Orders for Deal Securities. Prior to entering an aggregated order, the Deal Allocation Coordinator must prepare a written statement specifying the participating client accounts and method of allocation among accounts. On the day the deal is priced, a trade ticket must be completed and delivered to the trading department. In addition to other information that must be provided on a trade ticket, the trade ticket for a Deal must include the following information:

a.	Account Information. The name or identifying number for each account for which Deal securities will be purchased; and
b.
Number of Shares Required. The number of units, or total value, of a security to be purchased for each account. The Trading Department will submit indications of interest to members of the underwriting syndicates for Deals based on trade tickets submitted by portfolio manager teams. Client funds and securities should not be held collectively any longer than is necessary to settle the purchase or sale. Each client must participate in an aggregated allocation at the average share price for all of Bauer’s transactions in that security on any given day and an average of transaction costs must be shared pro rata based on participation.

4.
Allocating Full Allocations of Deal Securities. In the event Bauer receives an amount of securities (in any case where securities, such as warrants, are offered as an incentive to a Deal security (“incentive securities”), the incentive securities shall be allocated in the same manner as the Deal securities) equal to the aggregate amount ordered by the Trading Department, the Deal securities shall be allocated among the portfolio manager teams and among clients of each participating portfolio manager team in accordance with the original instructions from the portfolio manager teams. The Trading Department may not change the allocation percentages without advance approval of the Compliance Department.

21

5.	Allocating Deal Securities, including “Hot” Deals, to Accounts in which Certain Bauer Principals have a Beneficial Interest.
Bauer may also allocate a percentage of Deal securities to accounts that are not Bauer’s clients, but in which certain principals of Bauer have a beneficial interest. The potential conflict of interest that could arise with such an allocation is addressed by Bauer’s objective allocation process below.

6.	Allocating Reduced Allocations of Deal Securities, Including “Hot” Deals.
In the event that the amount of Deal securities allocated to Bauer by the underwriting syndicate is less than the aggregate amount ordered by the Trading Staff (a “reduced allocation”), the Deal securities shall be allocated on a pro-rata basis across all participating accounts. If a target weighting of 0.05% cannot be reached in a pro-rata allocation, the Deal securities shall be allocated in accordance with the following procedures:

a.
Allocation of partially filled orders in Deal securities below a target weighting of 0.05% will be allocated on a rotating basis by account number. In practice, this may result in shares of one Deal to be allocated to Bauer’s client accounts 001 to 025 and the next Deal opportunity that is of insufficient size to allow all appropriate accounts to participate, to client accounts 026 to 049 and so on. Under this procedure, all client accounts will not be able to share in all of the same Deal offerings; however, all client accounts will participate in some offerings over time.

b.
The rotational system will be followed unless the allocation of the partially filled order would result in a de minimis allocation to any client account, which is defined as an allocation of less than10 shares, or for fixed income securities, $100,000 in principal amount.

c.
De Minimis Allocations. Where a portfolio manager team’s initial instructions would result in a de minimis allocation of a reduced allocation Deal, the Bauer’s rotational system may reallocate these securities to other participating client accounts, provided they are allocated in a fair and equitable manner that does not discriminate in favor of certain clients or types of clients. Any such reallocation must be made promptly. Securities may not be reallocated to an account for which an order ticket was not originally submitted in accordance with Paragraph (3) above.

d.
Departure from Rotational System. There may be reasons for departure from the rotational system in a given Deal allocation where the order was not filled entirely. This may occur, for example, where the Deal security is more appropriate for one account due to the market capitalization of the issuer. In any such event, the written rationale for the departure from the rotational system must be approved in advance by the Deal Allocation Coordinator and the Compliance Department.

7.	Account Review.
The Compliance Committee will review the above Deal allocations no less frequently than semiannually to ensure that they continue to be appropriate in light of the size and nature of the accounts managed by the portfolio manager team. On a monthly basis (or more frequently if needed), a subcommittee of the Compliance Committee shall review the relative performance of all accounts which received Deals during the prior month to ensure that Deals have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients. The subcommittee shall report any findings to the Compliance Committee, along with its recommendation of what further action may be appropriate. No member of a portfolio manager team may serve on the subcommittee. Bauer’s books and records must separately reflect securities held by, or bought or sold for, client accounts that participate in the allocation of Deal securities.

22

E.	Trade Error Resolution
Portfolio accounting personnel must follow the procedures established for identifying and addressing trade errors to ensure a timely and equitable resolution. Automated internal controls are in place and must be carried out by accounting personnel to identify trade errors on a timely basis. Such controls include automated data interface with third parties, an automated trade affirmation process, and account reconciliation. All trade errors must be reported to Compliance and resolved in a timely and equitable manner. If it is determined by Compliance that Bauer is responsible for the trade error, Bauer will make the client account whole for the loss suffered as a result of Bauer’s error. Payment shall be made via check or reduction in management fee, and in no event shall payment be made using brokerage commissions, or funds or holdings from another client account.

F.	Proxy Voting Procedures
As a matter of policy, Bauer does not encourage clients to delegate proxy voting authority to the Firm. However, the Firm accepts responsibility for voting proxies if requested by a client. Each client’s investment management agreement should specify whether Bauer is to vote proxies relating to securities held for the client’s account. Bauer’s Compliance Officer has the authority to delegate the proxy voting duties of the firm to an external proxy voting service.

G.	Review and Supervision of Accounts
Each portfolio manager is responsible for continuously monitoring the client accounts for which he or she has primary responsibility to ensure they are being managed in a manner consistent with established objectives for the account and the client’s investment guidelines, if any. Members of Compliance and Client Services review the activity and holdings in clients' accounts on a periodic basis to ensure compliance with stated investment objectives & restrictions, and accounts are monitored for style drift, portfolio pumping, and window dressing.

H.	Reports to Clients
Each client receives a quarterly account appraisal that shows the total market value of the accounts and each security held in the account, including its cost, market value, value as a percentage of total account value, annual income and yield.

23

XI.	E-mails and Other Electronic Communications

Section 206 of the Advisers Act expressly prohibits investment advisors from engaging in fraudulent, deceptive or manipulative activities and Rule 204-2(a)(7) of the Act requires them to maintain, as part of their books and records, copies of written communications relating to or consistent with the following:
a)	Investment recommendations or advice given or proposed;
b)	Receipt or delivery of funds or securities;
c)	Placing and execution of orders for purchase or sale of securities; and
d)	E-mails consisting of spam or viruses are not required to be maintained.

A.	Policy
It is Bauer’s policy that all e-mail, instant messages, or other forms of electronic communications (i.e. blogs on social media sites) be treated as written communications and that such communications must always be of a professional nature and subject to review by the CCO.

Bauer will supervise, review and retain all e-mail and electronic communications, as required by the SEC, and has established the following procedures to fulfill this responsibility:
a)	The only social media sites allowed to be used by Bauer are Linked-In, Facebook and Twitter. All others are prohibited.
b)	The CCO is copied automatically on all in and outbound electronic traffic, which is reviewed daily.
c)	Each supervised person is required to sign an e-mail policy statement annually, acknowledging their understanding of the Firm’s e-mail policy. These signed statements are retained by the CCO.

XII.	Certification

A.	Initial Certification
All supervised persons will be provided with a copy of the Code and must initially certify in writing to the CCO that they have: (i) received a copy of the Code; (ii) read and understand all provisions of the Code; (iii) agreed to abide by the Code; and (iv) reported all account holdings as required by the Code. The initial certification is attached hereto as Exhibit A.

B.	Acknowledgement of Amendments
All supervised persons shall receive any amendments to the Code and must certify to the CCO in writing that they have: (i) received a copy of the amendment; (ii) read and understood the amendment; (iii) and agreed to abide by the Code as amended.

C.	Annual Certification
All supervised persons must annually certify in writing to the CCO that they have: (i) read and understood all provisions of the Code; (ii) complied with all requirements of the Code; and (iii) submitted all holdings and transaction reports as required by the Code. The annual certification is attached hereto as Exhibit E.

D.	Further Information
Supervised persons should contact the CCO regarding any inquiries pertaining to the Code or the policies established herein.

24

XIII.	Records
The Adviser will maintain records in the manner and to the extent set forth below.  These records will be available for examination by representatives of the Securities and Exchange Commission.
•	A copy of any Code of Ethics adopted by Bauer pursuant to Advisers Act Rule 204A-1 which is or has been in effect during the past five years (maintained in an easily accessible place);
•
A record of any violation of this Code and any action that was taken or sanction imposed as a result of any violation (maintained in an easily accessible place for a period of five years from the end of the fiscal year in which the violation occurred);

•
A record of all written acknowledgements of receipt of the Code and amendments thereto for each person who is currently, or within the past five years was, a supervised person which shall be retained for five years after the individual ceases to be a supervised person of Bauer;

•	A copy of each report made pursuant to Advisers Act Rule 204A-1, including any brokerage confirmations and account statements made in lieu of these reports;
•	A list of all persons who are, or within the preceding five years have been, access persons;
•
A record of any decision and reasons supporting such decision to approve a supervised persons' acquisition of securities in IPOs and limited offerings within the past five years after the end of the fiscal year in which such approval is granted.

XIV.	Reporting Violations and Sanctions
All supervised persons shall promptly report to the CCO or an alternate designee all apparent violations of the Code. Any retaliation for the reporting of a violation under this Code will constitute a violation of the Code. When the CCO finds that a violation could not be reasonably found to have resulted in a fraud, deceit, or a manipulative practice in violation of Section 206 of the Advisers Act, he/she shall determine whether or not the Code has been violated and what sanctions, if any, should be imposed. Possible sanctions may include reprimands, monetary fine or assessment, or suspension or termination of the employee’s employment with the Firm.

25

Exhibit A

Acknowledgement of Receipt of Initial Code of Ethics

From the Chief Compliance Officer
This Code of Ethics is given to all employees and supervised persons of Bauer Capital Management, LLC. Please indicate your receipt of the Code of Ethics by signing and dating this acknowledgement and returning it to the Chief Compliance Officer.

Please read the entire Code promptly and with care. While much of it may be familiar to you, there may be new material of considerable importance. You are required to keep your copy of Code readily available and become familiar with and guided by its provisions.

No Investment Adviser Representative or any supervised person of Bauer Capital Management, LLC has the right to waive compliance with any laws, rules, regulations or the internal policies of Bauer Capital Management, LLC.

Bauer’s Code of Ethics and may be updated from time to time. These updates will be made available to each employee and supervised person by the Chief Compliance Officer.

By signing below, you acknowledge receipt of this Code. The Chief Compliance Officer will maintain a copy of the original acknowledgements in each employee’s file.

Acknowledgement
I have received a copy of Bauer Capital Management’s Code of Ethics, and understand that I must become familiar with all of the information it contains. I acknowledge that I have read the Code of Ethics and I will be bound by its terms. I agree that I will conduct my business in a manner consistent with, and that I will abide by, all provisions of the Code.

Employee’s Signature:	Date:

Name:
(Please Print)

CCO’s Signature:	Date:

Name:
(Please Print)

26

Exhibit B

Bauer Capital Management, LLC

Quarterly Personal Securities Transaction Report

Name of Reporting Person:	______________________	Calendar Quarter Ended:	_______________________
Date Report Due:	______________________	Date Submitted:	_______________________

Securities Transactions* (Note:  Transactions in both Public and Private (i.e., limited offerings) Reportable Securities are required to be reported, unless otherwise exempted under the Code.)

Date of Transaction	Title of Reportable Security and ticker or CUSIP	No. of Shares or Principal Amount	Maturity Date and Interest Rate (if applicable)	Type of Transaction (buy, sell or other - describe)	Price	Name of Broker, Dealer or Bank Effecting Transaction

_____	I had no transactions involving Reportable Securities during the preceding calendar quarter that were required to be reported.

_____
I had transactions involving Reportable Securities during the preceding calendar quarter for non-Bauer accounts and I have either supplied all of the required information on this form or have arranged for the Chief Compliance Officer to receive duplicate copies of trade confirmations and periodic account statements that contain all of the information listed above.

_____
I had transactions involving Reportable Securities during the preceding calendar quarter for Bauer accounts and the information listed above is located on the trading report, which will be attached to this form.

27

Exhibit C

Bauer Capital Management, LLC

Initial Holdings Report

Name of Reporting Person:	____________________	Date Person Became Subject to the Code:	______________________
Date Report Due:	______________________	Date Submitted:	______________________
Information Provide as of:	______________________	[Note: Date person became subject to Code and as of date should be the same.]

Securities Holdings*  (Note:  Holdings in both Public and Private (i.e., limited offerings) Reportable Securities are required to be reported, unless otherwise exempted under the Code.)

Title of Reportable Security	Ticker or CUSIP	Type of security (Common, preferred, bond, etc.)	No. of Shares or Principal Amount

_____	I have no holdings in Reportable Securities to report.

_____
I have holdings in Reportable Securities to report and I have either supplied all of the required information on this form or have attached a copy of my most recent account statement that contains all of the information listed above.

28

* The report or recording of any holding in Reportable Securities noted above will not be construed as an admission that I have beneficial ownership of one or more of the Reportable Securities reported above.

Securities Account

Name of Broker, Dealer or Bank	Name(s) on and Type of Account

______ I have no securities accounts to report.

I certify that I have included on this report all holdings in Reportable Securities and accounts required to be reported pursuant to the Code of Ethics.

(Signature)  ____________________________ (Date) _________________________________

29

Exhibit D

Bauer Capital Management, LLC

Annual Holdings Report

Name of Reporting Person:	______________________	Calendar Year Ended:	_____________________
Date Report Due:	______________________	Date Submitted:	______________________
Information Provided as of:	______________________	[Note: Information should be current as of a date no more than 30 days before this report is submitted.]

Securities Holdings* (Note:  Holdings in both Public and Private (i.e., limited offerings) Reportable Securities are required to be reported, unless otherwise exempted under the Code.)

Title of Reportable Security	Ticker or CUSIP	Type of security (Common, preferred, bond, etc.)	No. of Shares or Principal Amount

_____	I have no holdings in Reportable Securities to report for the year.

_____
I have holdings in Reportable Securities in non-Bauer accounts to report and I have either supplied all of the required information on this form or have attached a copy of my most recent account statement that contains all of the information listed above.

30

_____	I have holdings in Reportable Securities in Bauer accounts to report and the information listed above is located on the trading report, which will be attached to this form.

* The report or recording of any holdings in Reportable Securities noted above will not be construed as an admission that I have beneficial ownership of one or more of the Reportable Securities reported above.

Securities Accounts

Name of Broker, Dealer or Bank	Date Account Was Established	Name(s) on and Type of Account

_____	I have no securities accounts to report for the year.

_____	I certify that I have included on this report all holdings in Reportable Securities and accounts required to be reported pursuant to the Code of Ethics.

(Signature) ______________________________ (Date) ________________________________

31

Exhibit E

Bauer Capital Management, LLC

Annual Compliance Certification

Acknowledgement of Receipt of Annual Certification of the Code of Ethics

I certify that I: _________________________________________________________________

*	have received, read and reviewed the Bauer Capital Management, LLC Code of Ethics;

*	understand the policies and procedures in the Bauer Capital Management, LLC Code of Ethics;

*	recognize that I am subject to these policies and procedures;

*	understand the penalties for non-compliance;

*	have complied with the Bauer Capital Management, LLC Code of Ethics and any applicable reporting requirements during this past year;

*	have fully disclosed any exceptions to my compliance with the Bauer Capital Management, LLC Code of Ethics below;

*	will fully comply with the Bauer Capital Management, LLC Code of Ethics

*	have fully and accurately completed this Certification.

Exceptions:

______________________________________________________________________________

______________________________________________________________________________

Signature:	_______________________	Date Submitted:	_______________________
Name:	_______________________ (please print)	Due Date:	_______________________

32

Exhibit F

Bauer Capital Management, LLC

Access Persons List

NAME	TITLE	DATE ACCESS GRANTED

Signature of CCO:	_______________________	Date Submitted:	_______________________
Name:	_______________________ (please print)

33

Exhibit G

BAUER CAPITAL MANAGEMENT, LLC

Request for Pre-Clearance Form

To: The Chief Compliance Officer

From:   _____________________

Date of Pre-Clearance Request: ___________

Time of Pre-Clearance Request: ______am/pm

Ticker	Buy/Sell	Name of Security	Proposed Transaction Date	No. of Shares	Approved	Denied

By signing below, I hereby request approval to complete the transaction(s) contemplated above. I acknowledge and agree that clearance of a transaction is valid only for a 48 hour period. If the transaction if NOT placed within that 48 hour period, clearance of that transaction must be pre-requested.

34

Date: _____________________

Signature: ______________________________

Print Name: _________________________________

Date Received: __________________________ Date Approved: ______________________

Received by: ___________________________ Approved by: ________________________

Compliance Officer________________________ Date: __________________________

35

Castle Financial & Retirement Planning
Associates, Inc.

Registered Investment Advisor
2899 State Highway 35
Hazlet, New Jersey 07730-1549
(732) 888-4994

Code of Ethics

Revised October 24, 2014

Castle Financial & Retirement Planning Associates, Inc.
Code of Ethics
Table of Contents

I.		Statement of General Policy	1

II.		Definitions	2

III.		Governing Laws and Regulations	4

IV.		Standards of Business Conduct	4
	A.	Conflicts of Interest and Firm Opportunities	5
	1.	Interest in Competitors, Clients or Suppliers	5
	2.	Interest in Transactions	5
	3.	Outside Employment, Service as a Corporate Director	6
	4.	Diversion of Firm Business or Investment Opportunity	6
	5.	Potentially Competing Accounts	6
	6.	Identity of Affiliates	6
	7.	Proprietary Accounts	6
	8.	Disabling Conduct	7

V.		Prohibition Against Insider Trading	7
	A.	Introduction	7
	B.	General Policy	7
	C.	What is Material Information	8
	D.	What is Non-public Information	8
	E.	Identifying Inside Information	9
	F.	Contracts with Public Companies	9
	G.	Outside Business Activities	9
	H.	Tender Offers	9
	I.	Restricted/Watch List	10
	J.	Supervised Persons Actions	10
	K.	Chief Compliance Officer’s Actions	10

VI.		Personal Securities Transactions	11
	A.	General Policy	11
	B.	Pre-Clearance Required for Personal Securities Transactions	12
	C.	Pre-Clearance Required for Participation in IPO’s	12
D.		Pre- Clearance Required for Private or Limited Offerings	13

VII.		Gifts and Entertainment	13
	A.	General Policy	13
	B.	Reporting Requirements	13

VIII.		Political Contributions	13
	A.	Policy	14

IX.		Protecting the Confidentiality of Client Information	15
	A.	Confidential Client Information	15
	B.	Non-Disclosure of Confidential Client Information	15
	C.	Employee Responsibilities	16
	D.	Security of Confidential Personal Information	16
	E.	Privacy Policy	16
	F.	Enforcement and Review of Confidentiality and Privacy Policies	17

X.		Performance of Investment Advisory Activities	17
	A.	Only Portfolio Managers May Give Investment Advice	17
	B.	Compliance with Client Investment Guidelines	17
	C.	Brokerage Discretion, Principal and Agency Cross Transactions	17
	D.	Deal Allocation Procedures	20
	E.	Trade Error Resolution	23
	F.	Proxy Voting Procedures	23
	G.	Review and Supervision of Accounts	24
	H.	Reports to Clients	24

XI		E-mails and Other Electronic Communications	24
	A.	Policy	24

XII.		Certification	25
	A.	Initial Certification	25
	B.	Acknowledgement of Amendments	25
	C.	Annual Certification	25
	D.	Further Information	26

XIII		Records	26

XIV		Reporting Violations and Sanctions	26

Exhibit A - Acknowledgement of Receipt of Initial Code of Ethics			27

Exhibit B - Quarterly Personal Securities Transaction Report			28

Exhibit C - Initial Holdings Report			29

Exhibit D - Annual Holdings Report			31

Exhibit E - Annual Compliance Certification			33

Exhibit F - Access Persons List			34

Exhibit G - Pre-Clearance Request Form			35

I.	Statement of General Policy

This Code of Ethics (“Code”) has been adopted by Castle Financial & Retirement Planning Associates, Inc, (Castle Financial) and is designed to comply with Rule 204A-1 under the Investment Advisers Act of 1940 (“Advisers Act”).

This Code establishes rules of conduct for all employees of Castle Financial and is designed to, among other things; govern personal securities trading activities in the accounts of employees, immediate family/household accounts and accounts in which an employee has a beneficial interest. The Code is based upon the principle that Castle Financial and its employees owe a fiduciary duty to Castle Financial's clients to conduct their affairs, including their personal securities transactions, in such a manner as to avoid (i) serving their own personal interests ahead of clients, (ii) taking inappropriate advantage of their position with the firm and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility.

The Code is designed to ensure that the high ethical standards long maintained by Castle Financial continue to be applied. The purpose of the Code is to preclude activities which may lead to or give the appearance of conflicts of interest, insider trading and other forms of prohibited or unethical business conduct. The excellent name and reputation of our firm continues to be a direct reflection of the conduct of each employee.

Pursuant to Section 206 of the Advisers Act, both Castle Financial and its employees are prohibited from engaging in fraudulent, deceptive or manipulative conduct. Compliance with this section involves more than acting with honesty and good faith alone. It means that the Castle Financial has an affirmative duty of utmost good faith to act solely in the best interest of its clients.

Castle Financial and its employees are subject to the following specific fiduciary obligations when dealing with clients:
•	The duty to have a reasonable, independent basis for the investment advice provided;
•	The duty to obtain best execution for a client’s transactions where the Firm is in a position to direct brokerage transactions for the client;
•	The duty to ensure that investment advice is suitable to meeting the client’s individual objectives, needs and circumstances; and
•	A duty to be loyal to clients.

In meeting its fiduciary responsibilities to its clients, Castle Financial expects every employee to demonstrate the highest standards of ethical conduct for continued employment with Castle Financial. Strict compliance with the provisions of the Code shall be considered a basic condition of employment with Castle Financial. Castle Financial's reputation for fair and honest dealing with its clients has taken considerable time to build. This standing could be seriously damaged as the result of even a single securities transaction being considered questionable in light of the fiduciary duty owed to our clients. Employees are urged to seek the advice of the Chief Compliance Officer (CCO) for any questions about the Code or the application of the Code to their individual circumstances. Employees should also understand that a material breach of the provisions of the Code may constitute grounds for disciplinary action, including termination of employment with Castle Financial.

The provisions of the Code are not all-inclusive. Rather, they are intended as a guide for employees of Castle Financial in their conduct. In those situations where an employee may be uncertain as to the intent or purpose of the Code, he/she is advised to consult with the CCO. The CCO may grant exceptions to certain provisions contained in the Code only in those situations when it is clear beyond dispute that the interests of our clients will not be adversely affected or compromised. All questions arising in connection with personal securities trading should be resolved in favor of the client even at the expense of the interests of employees.

II.	Definitions

For the purposes of this Code, the following definitions shall apply:
•
“Access person” means any supervised person who: has access to nonpublic information regarding any clients’ purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund our firm or its control affiliates manage or has access to such recommendations; or is involved in making securities recommendations to clients that are nonpublic.

•
“Account” means accounts of any employee and includes accounts of the employee’s immediate family members (any relative by blood or marriage living in the employee’s household), and any account in which he or she has a direct or indirect beneficial interest, such as trusts and custodial accounts or other accounts in which the employee has a beneficial interest, controls or exercises investment discretion.

•
“Alternate Review Officer” is any other person appointed by Castle Financial to review holdings and transaction reports or perform other duties as may be required to assist the Chief Compliance Officer in fulfilling his or her obligations under this Code.

•
“Beneficial ownership” shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 in determining whether a person is the beneficial owner of a security for purposes of Section 16 of such Act and the rules and regulations there under.

•
“Chief Compliance Officer” means the person(s) appointed by Castle Financial to administer the provisions of this Code.  Where this Code requires the Chief Compliance Officer (“CCO”) to act, he or she will consult with Castle Financial’s legal, compliance or management personnel as may be appropriate under the circumstances.

•
“Control” has the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940.  Section 2(a)(9) of the Investment Company Act of 1940 provides that “control” means the power to exercise a controlling influence over the management or policies of a company, unless that power is solely the result of an official position with the company.  Ownership of 25% or more of a company’s outstanding voting securities is presumed to give the holder thereof control over the company; however, this presumption may be countered by the facts and circumstances of a given situation.

•	“Covered Associate” – A Covered Associate of an investment adviser as it relates to Rule 206(4)-5 is defined as:
o	Any general partner, managing member or executive officer, or other individual with a similar status or function;
o	Any employee who solicits a government entity for the investment adviser and any person who supervises, directly or indirectly, such employee; and

o	Any political action committee controlled by the investment adviser or by any of its covered associates.

•	“Fund” means an investment company registered under the Investment Company Act.

•
“Initial Public Offering” means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

•
“Limited Offering” means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

•
“Material” means that there is a substantial likelihood that a reasonable investor would consider the information important in deciding whether to buy or sell the securities in question or that a reasonable investor could view the information, if disclosed, as having significantly altered the “total mix” of information available.

•
“Material, Non-Public Information” is any information: (i) about a company, or (ii) the market for the company's securities, (iii) which has come directly or indirectly from the company or from an outsider to the company in a position to influence the market for the securities of the company, (iv) which has not been disclosed generally to the marketplace, (v) the dissemination of which is likely to affect the market price of any of the company's securities or is likely to be considered important by a reasonable investor in determining whether to trade in such securities. An Access Person should consider material information to be non-public unless he or she can identify the manner in which the information has been made public; for example, it’s being announced on the broad tape, contained in a report filed with the SEC, or published in a trade journal or a widely circulated newspaper.

•	“Nonpublic” means information that has not been made available to investors generally. In this respect, one must be able to point to some fact to show that the information is generally public.

•	“Purchase or sale of a Reportable Security” includes, among other things, the writing of an option to purchase or sell a Reportable Security and any securities convertible into a Reportable Security.

•	“Reportable fund” means any registered investment company, i.e., mutual fund, for which our Firm, acts as investment adviser, as defined in section 2(a) (20) of the Investment Company Act.
“Reportable security” has the same meaning as that set forth in Section 202(a)(18) of the Advisers Act, and includes stocks, bonds, investment contracts, profit-sharing agreements, transferable shares, options on securities, limited partnership interests, or in general any interest or instrument commonly known as a “security.”  However, in the case of an interest in a limited partnership that invests in securities, the Reportable Security will be the interest in the limited partnership, and not the underlying securities in which the partnership invests, provided that the partnership receives investment advice based on its investment objectives rather than on the individual investment objectives of its limited partners.

Reportable Security does not include:

o	direct obligations of the government of the United States;

o	bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements;

o	shares issued by money market funds;

o	shares issued by registered open-end investment companies other than the Castle Financial ETFs;

o	shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds; and

o	any instrument that is not a security as defined in Section 202(a)(18) of the Advisers Act. These instruments include, but are not limited to:

▪	future contracts;

▪	options on future contracts;

▪	general partnership interest, provided generally that the general partnership interest entitles the owner to exercise management control over the partnership; and

▪	direct interest in real estate.

•
“Supervised person” means directors, officers and partners of Castle Financial (or other persons occupying a similar status or performing similar functions); employees of Castle Financial; and any other person who provides advice on behalf of Castle Financial and is subject to Castle Financial's supervision and control.

III.	Governing Laws and Regulations

Supervised Persons shall strictly comply with all applicable federal and state laws and all rules and regulations of any governmental agency or SRO governing such Person’s activities. In addition, every Supervised Person shall strictly comply with all Castle Financial’s policies and procedures.  Supervised Persons shall not knowingly participate or assist in, or condone any acts of violation of any law or regulation governing securities transactions, nor any act that would violate any provisions of this Code or Castle Financial’s policies and procedures.

IV.	Standards of Business Conduct
Castle Financial places the highest priority on maintaining its reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in our firm and its employees by our clients is something we value and endeavor to protect. The following Standards of Business Conduct set forth policies and procedures to achieve these goals. This Code is intended to comply with the various provisions of the Advisers Act and also requires that all supervised persons comply with the various applicable provisions of the
Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and applicable rules and regulations adopted by the Securities and Exchange Commission (“SEC”).

Section 204A of the Advisers Act requires the establishment and enforcement of policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by investment advisers. Such policies and procedures are contained in this Code. The Code also contains policies and procedures with respect to personal securities transactions of all Castle Financial's supervised persons as defined herein. These procedures cover transactions in a reportable security in which a supervised person has a beneficial interest in or accounts over which the supervised person exercises control as well as transactions by members of the supervised person’s immediate family.

Section 206 of the Advisers Act makes it unlawful for Castle Financial or employees to employ any device, scheme or artifice to defraud any client or prospective client, or to engage in fraudulent, deceptive or manipulative practices. This Code contains provisions that prohibit these and other enumerated activities and that are reasonably designed to detect and prevent violations of the Code, the Advisers Act and rules there under.

A.	Conflicts
Conflicts of Interest and Firm Opportunities

It is not possible to provide a precise or comprehensive definition of a conflict of interest. However, one factor that is common to all conflict of interest situations is the possibility that an employee’s actions or decisions will be affected because of actual or potential differences between or among the interests of the Firm, its affiliates or clients, and/or the employee’s own personal interests. A particular activity or situation may be found to involve a conflict of interest even though it does not result in any financial loss to the Firm, its affiliates or its clients or any gain to the Firm or the employee, and irrespective of the motivations of the employee involved.

Employees should avoid other employment or business activities, including personal investments that interfere with their duties to the Firm, divide their loyalty, or create or appear to create a conflict of interest. Each employee should promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer. The Compliance Officer’s determination as to whether a conflict exists or is harmful shall be conclusive. Any conflict that the Compliance Officer determines is harmful to the interests of clients or the interest or reputation of the Firm must be terminated.

1.
Interest in Competitors, Clients or Suppliers. Except with the approval of the Management Committee or the Compliance Officer, no employee or member of his or her Immediate Family (including spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, persons with whom the employee has an adoptive or “in-law” relationship, or any relatives to whose support the employee contributes, either directly or indirectly) and who shares the employee’s household (“Immediate Family”), shall serve as an employee, officer, director or trustee of, or have a substantial interest in or business relationship with, a competitor, client, or supplier of the Firm (other than any Affiliate) that could create a divided loyalty or the appearance of one.

2.
Interest in Transactions. No employee or a member of his or her Immediate Family shall engage in any transaction involving the Firm if the employee or a member of his Immediate Family has a substantial interest in the transaction or can benefit directly or indirectly from the transaction (other than through the employee’s normal compensation), except as specifically authorized in writing by the Compliance Officer.

3.
Outside Employment, Service as a Corporate Director. No employee shall be employed by, or accept any remuneration from, or perform any services for, any person or entity, including serving as a director of a company, trustee or general partner of a partnership, other than the Firm or any Affiliate, except as specifically authorized by the Compliance Officer. In no event should any employee have any outside employment that might cause embarrassment to or jeopardize the interests of the Firm, interfere with its operations, or adversely affect his or her productivity or that of other employees. As a general matter, the Compliance Officer will not approve outside employment with any investment adviser, broker-dealer, bank, insurance or reinsurance company or other financial institution with which the Firm or its affiliates may compete or have or seek a business relationship.

4.
Diversion of Firm Business or Investment Opportunity. No employee shall acquire, or derive personal gain or profit from, any business or investment opportunity that comes to his or her attention as a result of his or her association with the Firm, and in which he or she knows the Firm or its clients might reasonably be expected to participate or have an interest, without first disclosing in writing all relevant facts to the Firm, offering the opportunity to the Firm or its clients if appropriate, and receiving specific written authorization from the Compliance Officer.

5.
Potentially Competing Accounts. The Firm acts as an adviser to both investment companies registered under the Investment Company Act of 1940 (“registered funds”) and other clients (“investment accounts”). When registered funds and investment accounts are managed side-by-side, Firm personnel shall strictly follow the policies and procedures outlined in Section X to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. No portfolio manager shall initiate a short sale in an investment account when a registered fund or other investment account either holds, or intends to acquire, a long position in the security. If an investment account has an existing short position in a security that is subsequently purchased as a long position in any other client account, the portfolio manager is prohibited from initiating further short sales and any purchases of the security shall be allocated in a fair and equitable manner in accordance with Section X.

6.
Identity of Affiliates. A list of affiliates is maintained by Compliance and reported in Form ADV. All employees are required to report to Compliance all existing affiliated entities, Director positions, investments in public and private companies, and limited partnership investments. Any new investments or positions in other companies must be approved by the Chief Compliance Officer.

7.
Proprietary Accounts. Certain new investment products developed begin as incubator funds and, in some cases, are funded by internal officers, directors, partners, and portfolio managers’ personal assets. These new products are traded exactly the same as regular institutional accounts except they do not participate in IPO’s. Such accounts shall not be favored over any other account. The Compliance Group monitors all activity in these accounts regularly. No investment or performance fees are received by the investors nor the firm. Once sufficient client assets are raised in the product, the incubator is closed. Our Code of Ethics requires disclosure of any Private Placement Investments by all employees including firm incubator funds.

8.	Disabling Conduct
Prior to employment, background checks are performed on new employees. Upon employment, new employees are given a copy of our Compliance Manual and required to acknowledge their review and understanding of the contents as well as certify that they have not engaged in disabling conduct as described under Section 9 of the 1940 Act per the “New Employee

Acknowledgment” form located at the back of the manual. On an annual basis, all employees are given a new copy of the Compliance Manual and required to recertify (1) disclosure of personal securities accounts/holdings and (2) no engagement in the types of disabling conduct described per the “Annual Certification by Employee of Personal Securities Accounts, Private Placement

Investments and Non-Disabling Conduct” form also located in the back of the manual.

V.	Prohibition Against Insider Trading

A.	Introduction
Trading securities while in possession of material, nonpublic information, or improperly communicating that information to others may expose supervised persons and Castle Financial to stringent penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The SEC can recover the profits gained or losses avoided through the illegal trading, impose a penalty of up to three times the illicit windfall, and/or issue an order permanently barring you from the securities industry. Finally, supervised persons and Castle Financial may be sued by investors seeking to recover damages for insider trading violations. The rules contained in this Code apply to securities trading and information handling by supervised persons of Castle Financial and their immediate family members. The law of insider trading is unsettled and continuously developing. An individual legitimately may be uncertain about the application of the rules contained in this Code in a particular circumstance. Often, a single question can avoid disciplinary action or complex legal problems. You must notify the CCO immediately if you have any reason to believe that a violation of this Code has occurred or is about to occur.

B.	General Policy
Castle Financial has established a policy which strictly prohibits any supervised person from accepting, disseminating or acting upon material, non-public information in the conduct of business on behalf of themselves, the Firm or any other party. No supervised person may trade, either personally or on behalf of others (such as investment funds and private accounts managed by Castle Financial), while in the possession of material, nonpublic information and has implemented procedures reasonably designed to monitor, detect and act upon any evidence of insider trading by its supervised persons.

C.	What is Material Information?
“Material information” is generally defined as information for which there is a substantial likelihood that an investor would consider important in making his/her investment decisions or information that is reasonably certain to have a substantial effect on the price of a company’s securities. Advance knowledge of the following types of information is generally regarded as “material”:
•	Dividend or earnings announcements;
•	Write-downs or write-offs of assets;
•	Additions to reserves for bad debts or contingent liabilities;
•	Expansion or curtailment of company or major division operations;
•	Merger, joint venture announcements;
•	New product service announcements;
•	Discovery or research developments;
•	Criminal, civil and government investigations and indictments;
•	Pending labor disputes;
•	Debt service or liquidity problems;
•	Bankruptcy or insolvency problems; or
•	Re-capitalization, tender offers or stock repurchase plans.

Information is material where there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, any information provided by a company could be material because of its expected effect on a company’s particular class of securities, all of the company’s securities, the securities of another company or the securities of several companies. The misuse of material, non-public information applies to all types of securities including equity, debt, commercial paper, government securities and options.

Material information does not have to relate to a company’s business. For example, material information about the contents of an upcoming newspaper column may affect the price of a security and, therefore, should be considered material.

No simple test exists to determine when information is material; assessments of materiality involve a highly fact-specific inquiry. For this reason, you should direct any questions about whether information is material to the CCO.

D.	What is Non-public Information?
“Non-public information” generally means information that has not been available to the investing public. Once material, non-public information has been effectively distributed to the investing public, it is no longer classified as material, non-public information. However, the distribution of non-public information must occur through commonly recognized channels for the classification to change. The information must not only be publicly disclosed, but there must also be adequate time for the public to receive and digest the information. Selective dissemination of non-public information will not change the information to public information.

E.	Identifying Inside Information
Before executing any trade for yourself or others, including investment funds or private accounts managed by Castle Financial (“Client Accounts”), you must determine whether you have access to material, nonpublic information. If you think that you might have access to material, nonpublic information, you should take the following steps:
•	Report the information and proposed trade immediately to the CCO.
•	Do not purchase or sell the securities on behalf of yourself or others, including investment funds or private accounts managed by the Firm.
•	Do not communicate the information inside or outside the Firm, other than to the CCO.
•	After the CCO has reviewed the issue, the Firm will determine whether the information is material and nonpublic and, if so, what action the Firm will take.
•	You should consult with the CCO before taking any action. This high degree of caution will protect you, our clients, and the Firm.

F.	Contacts with Public Companies
“Contacts” with public companies refers to all relationships, conversations or meetings with a public company or its directors, officers or agents. Contacts with public companies may represent an important part of our research efforts. The Firm may make investment decisions on the basis of conclusions formed through such contacts and analysis of publicly available information. Difficult legal issues arise, however, when, in the course of these contacts, a supervised person of Castle Financial or other person subject to this Code becomes aware of material, nonpublic information. This could happen, for example, if a company’s Chief Financial Officer prematurely discloses quarterly results to an analyst, or an investor relations representative makes selective disclosure of adverse news to a handful of investors. In such situations, Castle Financial must make a judgment as to its further conduct. To protect yourself, your clients and the Firm, you should contact the CCO immediately if you believe that you may have received material, nonpublic information.

G.	Outside Business Activities - Serving as an Officer, Trustee or Director of an Outside Organization
The CCO and Cadaret, Grant’s Compliance Department may, under certain circumstances, grant permission to supervised persons to serve as directors, trustees or officers of outside organizations, or engage in other outside business activities. Details of the duties and responsibilities of any such proposed activities must be submitted by the supervised person(s) in writing to the CCO, who may or may not seek approval from the broker/dealer’s Compliance Department, prior to allowing the acceptance of any such position by the supervised person(s).

H.	Tender Offers
Tender offers represent a particular concern in the law of insider trading for two reasons: First, tender offer activity often produces extraordinary gyrations in the price of the target company’s securities. Trading during this time period is more likely to attract regulatory attention (and produces a disproportionate percentage of insider trading cases). Second, the SEC has adopted a rule which expressly forbids trading and “tipping” while in the possession of material, nonpublic information regarding a tender offer received from the tender offer or, the target company or anyone acting on behalf of either. Supervised persons of Castle Financial and others subject to this Code should exercise extreme caution any time they become aware of nonpublic information relating to a tender offer.

I.	Restricted/Watch Lists
Although Castle Financial does not typically receive confidential information from portfolio companies, it may, if it receives such information take appropriate procedures to establish restricted or watch lists in certain securities. The CCO may place certain securities on a “restricted list.” Supervised persons are prohibited from personally, or on behalf of an advisory account, purchasing or selling securities during any period they are listed. Securities issued by companies about which a number of supervised persons are expected to regularly have material, nonpublic information should generally be placed on the restricted list. The CCO shall take steps to immediately inform all supervised persons of the securities listed on the restricted list. The CCO may place certain securities on a “watch list.” Securities issued by companies about which a limited number of supervised persons possess material, nonpublic information should generally be placed on the watch list. The list will be disclosed only to the CCO.

J.	Supervised Persons Actions
If at any time a supervised person of Castle Financial has questions as to whether or not he/she is in receipt of inside information, has reason to believe an employee or client is trading based on inside information, or has reason to believe an employee or client is in receipt of inside information, that person should take the following steps:
•	Report the information and, if applicable, any proposed trade based on inside information, immediately to the CCO;
•	Decline to purchase or sell the affected securities on behalf of themselves, the client or any other party;
•	Refrain from communicating the suspected inside information to any party inside or outside Castle Financial, other than the CCO; and
•	Acting on direction from the CCO, who has determined the presence of inside information; continue to refrain from trading or communicating information relative to the affected securities.

K.	Chief Compliance Officer’s Actions
Upon determination that information qualifies as inside information, the CCO will take the following actions, as deemed appropriate by the given circumstances:
•	If feasible, determine the validity and non-public nature of the information, possibly with the actual issuer of the securities;
•	Consider a halt to all Firm trading activity in or recommendations relating to the securities identified;
•	Request the issuer or other appropriate parties to disseminate the information promptly to the public if the information is valid and non-public;
•	Take steps to ensure all files containing the identified material, non-public information are secured and access to computer files containing the same information is restricted;
•	If deemed appropriate, notify legal counsel and request advice as to further steps to be taken before resumption in recommendations or trading in the affected securities; and/or

•	The CCO will prepare and maintain an internal report detailing all pertinent information relative to the real or perceived policy breach. This documentation will be maintained in the CCO’s files.

VI.	Personal Securities Transactions

A.	General Policy
It is Castle Financial’s policy to prohibit personal securities transactions by its supervised persons which are or could lend the appearance of being in conflict with either client transactions or the Firm’s fiduciary responsibility to its clients, and has adopted the following principles governing personal investment activities by its supervised persons:
•	Castle Financial will maintain a list of all Supervised/Access Persons. (see attached Exhibit F)
•
As required by FINRA rules, no supervised persons may open an account with another investment firm unless the representative and/or the firm in which the account is opened has given written notice to Cadaret, Grant’s Compliance Department.

•
Supervised persons are responsible for disclosing any outside brokerage accounts to the CCO. Supervised persons shall be provided with a copy of the broker/dealer’s “407 letter”. Cadaret, Grant will also maintain copies of all “407 letters” and outside brokerage statements in its New Jersey office.

•
Supervised persons will instruct any outside brokerage firm maintaining such personal accounts to forward duplicate copies of monthly or quarterly statements, as applicable, to Cadaret, Grant, and Attention: Compliance Department. They are also required to list Castle Financial’s CCO as an interested third party, entitled to copies of each transactional confirmation and statement.

•	The interests of client accounts will at all times be placed first.
•	All personal securities transactions will be conducted in such manner as to avoid any actual or potential conflict of interest or any abuse of an individual’s position of trust and responsibility.
•	Supervised persons must not take inappropriate advantage of their positions.
•
All supervised persons and any immediate family members within their households shall file an initial holdings report (Exhibit C) of all reportable securities holdings in which they have beneficial interest within ten (10) days after becoming an access person. The information must be current as of the date no more than forty-five (45) days prior to the date the person became an access person. This report must contain the following information:

o	Title and type of security
o	The exchange ticker symbol or CUSIP number
o	Number of shares
o	Principal amount of each reportable security that the supervised person has any direct or indirect beneficial ownership
o	Name of broker/dealer or bank where the securities are held
o	The date the access person submits the report
•
All supervised persons and immediate family members within their household are also required to subsequently submit an annual holdings report (Exhibit D) of all reportable securities to the CCO at least once in each 12-month period, on a date specified by the CCO. Information contained in this report must also be current as of a date no more than forty-five (45) days prior to the date the report was submitted.

•
All supervised persons and immediate family members within their household shall file a quarterly transaction report (Exhibit B) of all reportable securities transactions executed within the preceding quarter to the CCO within thirty (30) days of the end of each calendar quarter. This review includes examination of the following information:

o	Title and type of security
o	The exchange ticker symbol or CUSIP number
o	Date of the transaction
o	Nature of the transaction
o	Interest rate and maturity date
o	Number of shares
o	Price of the security at which the transaction was effected
o	Principal amount of each security involved
o	Name of broker/dealer or bank where the securities are held
•
All supervised persons and immediate family members within their household shall file a quarterly transaction report of all reportable securities transactions executed within the preceding quarter to the CCO within thirty (30) days of the end of each calendar quarter. This review includes examination of the following information:

o	Title and type of security
o	The exchange ticker symbol or CUSIP number
o	Date of the transaction
o	Nature of the transaction
o	Interest rate and maturity date
o	Number of shares
o	Price of the security at which the transaction was effected
o	Principal amount of each security involved
o	Name of broker/dealer or bank where the securities are held
•	The CCO will document the date such review was conducted.

B.	Pre-Clearance Required for Personal Security Transactions
Personal accounts of supervised persons are monitored against transactions executed within accounts of advisory clients.  Supervised persons shall refrain from executing a personal trade of the same general security (excluding open-end mutual funds and general obligations of the United States) as that of an advisory client, either for themselves or for immediate family members within their household, on the same day as that of an advisory client’s trade without prior written approval of Al Procaccino. Transactions found to be inconsistent with this policy are subject to cancellation or correction at the supervised person’s expense.

C.	Pre-Clearance Required for Participation in IPOs
No supervised person shall acquire any beneficial ownership in any securities in an Initial Public Offering for his or her account, as defined herein without the prior written approval of Al Procaccino who has been provided with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the supervised person’s activities on behalf of a client) and, if approved, will be subject to continuous monitoring for possible future conflicts.

D.	Pre-Clearance Required for Private or Limited Offerings
No supervised person shall acquire beneficial ownership of any securities in a limited offering or private placement without the prior written approval of Al Procaccino who has been provided with full details of the proposed transaction (including written certification that the investment opportunity did not arise by virtue of the supervised person’s activities on behalf of a client) and, if approved, will be subject to continuous monitoring for possible future conflicts.

VII.	Gifts and Entertainment
Giving, receiving or soliciting gifts in a business setting may create an appearance of impropriety or may raise a potential conflict of interest. Castle Financial has adopted the policies set forth below to guide supervised persons in this area.

A.	General Policy
Castle Financial's policy with respect to gifts and entertainment is as follows:
•	Giving, receiving or soliciting gifts in a business may give rise to an appearance of impropriety or may raise a potential conflict of interest;
•
Supervised persons should not accept or provide any gifts or favors that might influence the decisions you or the recipient must make in business transactions involving Castle Financial, or that others might reasonably believe would influence those decisions;

•
Modest gifts and favors, which would not be regarded by others as improper, may be accepted or given on an occasional basis. Entertainment that satisfies these requirements and conforms to generally accepted business practices also is permissible;

•	Where there is a law or rule that applies to the conduct of a particular business or the acceptance of gifts of even nominal value, the law or rule must be followed.

B.	Reporting Requirements
•
Any supervised person who accepts, directly or indirectly, anything of value from any person or entity that does business with or on behalf of Castle Financial, including gifts and gratuities with value in excess of $300 per year (Note: Dual registrants sometimes use a $100 gift threshold for all employees based on NASD rule), must obtain consent from Al Procaccino before accepting such gift.

•
This reporting requirement does not apply to bona fide dining or bona fide entertainment if, during such dining or entertainment, you are accompanied by the person or representative of the entity that does business with Castles Financial.

•
This gift reporting requirement is for the purpose of helping Castle Financial monitor the activities of its employees. However, the reporting of a gift does not relieve any supervised person from the obligations and policies set forth in this Section or anywhere else in this Code. If you have any questions or concerns about the appropriateness of any gift, please consult the CCO.

VIII.	Political Contributions
In July 2010, the SEC adopted "Pay-to-Play" rules; including the new anti-fraud Political Contributions by Certain Investment Advisers Rule (Rule 206(4)-5) under the Advisers Act.  Rule 206(4)-5 prohibits an investment adviser from providing advisory services for compensation to a government client for two years after the adviser; its executives or employees make a contribution to certain elected officials or candidates. The new rule also prohibits an adviser from providing or agreeing to provide, directly or indirectly, payment to any third party for a solicitation of advisory business from any government entity on behalf of such adviser, unless such third parties are registered broker-dealers or registered investment advisers, in each case themselves subject to pay to play restrictions. Additionally, the new rule prevents an adviser from soliciting from others, or coordinating, contributions to certain elected officials or candidates or payments to political parties where the adviser is providing or seeking government business.

A.	Policy
It is Castle Financial’s policy to permit the Firm, and its supervised persons, to make political contributions to elected officials, candidates and others, consistent with the Firm’s procedures and regulatory requirements.

Castle has adopted various procedures to implement the Firm's policy, conducts reviews to monitor and ensure the Firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
•
The CCO or a designated alternate determines who is deemed to be a "Covered Associate" of the firm, maintains records including the names, titles, and business and residence addresses of all covered associates;

•
The CCO or a designated alternate, obtains appropriate information from new employees (or employees promoted or otherwise transferred into positions) deemed to be covered associates, regarding any political contributions made within the preceding two years (from the date s/he becomes a covered associate) if such person will be soliciting municipal business;

•	The CCO or a designated alternate, monitors and maintains records identifying all government entities to which Castle provides advisory services, if any;
•
The CCO or a designated alternate, monitors and maintains records detailing political contributions made by the firm and/or its covered associates; such records will be maintained in chronological order and will detail:

1.	The name and title of the contributor;
2.	The name and title (including any city/county/state or other political subdivision) of each recipient of a contribution or payment;
3.	The amount and date of each contribution or payment; and
4.	Whether any such contribution was the subject of the exception for certain returned contributions.
•	The CCO or a designated alternate, will maintain appropriate records following the departure of a covered associate who made a political contribution triggering the two-year 'time out' period;
•	The CCO or a designated alternate, maintains records reflecting approval of political contributions made by the firm and/or its covered associates;
•
Prior to engaging a third party solicitor to solicit advisory business from a government entity, the Compliance Officer, or other designated officer, will determine that such solicitor is (1) a "regulated person" as defined under this Rule and (2) determined that such individual has not made certain political contributions or otherwise engaged in conduct that would disqualify the solicitor from meeting the definition of "regulated person";

•
On at least an annual basis, the Compliance Officer, or other designated officer, will require covered associates and any third party solicitors to confirm that such person(s) have reported any and all political contributions, and continue to meet the definition of "regulated person";

•
The CCO, or other designated officer, maintains records of each regulated person to whom the firm provides or agrees to provide (either directly or indirectly) payment to solicit a government entity for advisory services on its behalf.

•
The CCO, or other designated officer, will monitor states' registration and/or reporting requirements pursuant to the Firm's use of any 'placement agents' (including employees of the firm and/or its affiliates) for the solicitation of or arrangements for providing advisory services to any government entity or public pension plan.

IX.	Protecting the Confidentiality of Client Information

A.	Confidential Client Information
In the course of investment advisory activities of Castle Financial, the firm gains access to Non-Public Information about its clients. Such information may include a person's status as a client, personal financial and account information, the allocation of assets in a client portfolio, the composition of investments in any client portfolio, information relating to services performed for or transactions entered into on behalf of clients, advice provided by Castle Financial to clients, and data or analyses derived from such non-public personal information (collectively referred to as 'confidential client information'). All confidential client information, whether relating to Castle Financial's current or former clients, is subject to the code's policies and procedures. Any doubts about the confidentiality of information must be resolved in favor of confidentiality.

B.	Non-Disclosure of Confidential Client Information
All information regarding Castle Financial's clients is confidential. Information may only be disclosed when the disclosure is consistent with the Firm's policy and the client's direction. Castle Financial does not share Confidential Client Information with any third parties, except in the following circumstances:
•
As necessary to provide service that the client requested or authorized, or to maintain and service the client's account. Castle Financial will require that any financial intermediary, agent or other service provider utilized by Castle Financial (such as broker-dealers or sub-advisers) comply with substantially similar standards for non-disclosure and protection of Confidential Client Information and use the information provided by Castle Financial only for the performance of the specific service requested by Castle Financial;

•
As required by regulatory authorities or law enforcement officials who have jurisdiction over Castle Financial, or as otherwise required by any applicable law. In the event Castle Financial is compelled to disclose Confidential Client Information, the Firm shall provide prompt notice to the clients affected, so that the clients may seek a protective order or other appropriate remedy. If no protective order or other appropriate remedy is obtained, Castle Financial shall disclose only such information, and only in such detail, as is legally required;

•	To the extent reasonably necessary to prevent fraud, unauthorized transactions or liability.

C.	Employee Responsibilities
All supervised persons are prohibited, either during or after the termination of their employment with Castle Financial, from disclosing Confidential Client Information to any person or entity outside the Firm, including family members, except under the circumstances described above. A supervised person is permitted to disclose Confidential Client Information only to such other supervised persons who need to have access to such information to deliver the Castle Financial's services to the client. Supervised persons are also prohibited from making unauthorized copies of any documents or files containing Confidential Client Information and, upon termination of their employment with Castle Financial, must return all such documents to Castle Financial. Any supervised person who violates the non-disclosure policy described above will be subject to disciplinary action, including possible termination, whether or not he or she benefited from the disclosed information.

D.	Security of Confidential Personal Information
Castle Financial enforces the following policies and procedures to protect the security of Confidential Client Information:
•	The Firm restricts access to Confidential Client Information to those supervised persons who need to know such information to provide Castle Financial's services to clients;
•
Any supervised person who is authorized to have access to Confidential Client Information in connection with the performance of such person's duties and responsibilities is required to keep such information in a secure compartment, file or receptacle on a daily basis as of the close of each business day;

•	All electronic or computer files containing any Confidential Client Information shall be password secured and firewall protected from access by unauthorized persons;
•
Any conversations involving Confidential Client Information, if appropriate at all, must be conducted by supervised persons in private, and care must be taken to avoid any unauthorized persons overhearing or intercepting such conversations.

E.	Privacy Policy
As a registered investment adviser, Castle Financial has a fiduciary responsibility to its clients and is obligated by federal and state laws, such as “Regulation S-P” promulgated under Section 504 of the Gramm-Leach-Bliley Act, the FTC’s “Safeguards Rule” and “Red Flags and Address Discrepancy Rules”, California’s “Database Protection Act” and “Financial Information Privacy Act”, and Massachusetts’ “950 CMR 12.205(9)(c)(13)” and “201 CMR 17.00”, to establish, implement and maintain comprehensive written policies and procedures designed to:
a)	Protect the collection, use and disposal of the non-public personally identifiable information of clients and employees.
b)	Protect the storage and disposal of non-public personal information contained in both paper and electronic records of clients and employees.
c)	Detect, prevent and mitigate elements and effects of identity theft.
d)	Provide training for employees regarding privacy and identity theft issues.

It is Castle Financial’s policy to safeguard the privacy of all non-public personal information provided by its clients and employees for the furtherance of its business operation and will utilize all feasible measures to prevent a breach of confidential information which could result in the theft of a client’s or employee’s identity.

F.	Enforcement and Review of Confidentiality and Privacy Policies
The CCO is responsible for reviewing, maintaining and enforcing Castle Financial's confidentiality and privacy policies and is also responsible for conducting appropriate employee training to ensure adherence to these policies. Any exception to this policy requires the written approval of the CCO.

X.	PERFORMANCE OF INVESTMENT ADVISORY ACTIVITIES

A.	Only Portfolio Managers May Give Investment Advice or Exercise Investment Discretion
Only portfolio managers may determine the investment advice to be given to clients.

B.	Compliance with Client Investment Guidelines; Suitability of Advice and
Recommendations

It is the responsibility of each portfolio manager to ensure that each client’s account is managed in accordance with (i) the client’s written investment objectives, guidelines or restrictions, if any, (ii) the investment restrictions, including the prospectus and statement of additional information and investment policies for the funds of sub-advisory clients and (iii) the terms of Castle Financial’s investment management agreement with that client. In addition, a portfolio manager who recommends securities or a particular investment strategy to a client must have reasonable grounds for believing that the recommendation or strategy is suitable for the client on whose behalf it is made, based on the portfolio manager’s knowledge of relevant information concerning the client’s stated and current investment objectives, financial position and needs, ability and willingness to accept risks, other securities positions or investments, and any other relevant factors that should influence an investment decision. In the case of an institutional client, the client investment guidelines are key, but other relevant factors may include the present size of the account, expected inflow and outflow of funds and, in the case of pension or profit-sharing plan clients, plan provisions, the type of plan, number of participants, and age distribution of participants.

C.	Brokerage Discretion, Principal and Agency Cross Transactions, Batching of
Orders and Order Allocation Procedures

Clients' investment advisory agreements authorize Castle Financial to determine, consistent with the clients' investment objectives, which securities and the total amount of securities which are to be bought or sold for clients' accounts. Castle Financial's decisions to buy and sell securities for clients are subject to the overall review of the clients. Castle Financial's primary objective in placing orders for the purchase or sale of securities for a client's account is to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker. Castle Financial generally has the authority to select brokers to effect transactions on a client's behalf. When Castle Financial places orders for the purchase or sale of portfolio securities for a client's account, it uses reasonable efforts to seek the best combination of price and execution in selecting brokers. Castle Financial selects brokers on the basis of best price (including commissions) and execution capability. In selecting a broker to execute a transaction for a client, Castle Financial may consider a variety of factors, including the following: the broker's capital depth; the broker's market access; the broker's transaction confirmation and account statement practices; Castle Financial's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the execution, clearance and settlement capabilities of the broker selected and others considered; the reputation and perceived soundness of the broker selected and others considered; Castle Financial's knowledge of any actual or apparent operational problems of a broker; and the reasonableness of the commission or its equivalent for the specific transaction. While Castle Financial generally seeks competitive commission rates and dealer spreads, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker and thereby justify higher commissions or their equivalent than would be the case with other transactions requiring more routine services. When trading in NASDAQ stocks, Castle Financial frequently uses market makers to execute trades. However, other trading channels such as ECN’s (electronic trade networks) and ATS’s (alternative trading systems) may be used when Castle Financial believes that transactions in these stocks can be executed at lower or equal costs and similar execution capabilities. When consistent with the best interests of Castle Financial’s clients, orders being placed at the same time for the accounts of two or more clients may be “batched” or placed as an aggregated order for execution. This practice may enable Castle Financial to seek more favorable executions and net prices for the combined order. Any orders placed for execution on an aggregated basis are subject to Castle Financial’s order aggregation and allocation policy and procedures. This policy and these procedures are designed to meet the legal standards applicable to Castle Financial under federal and state securities laws and the Employee Retirement Income Security Act of 1974 and its obligations as a fiduciary to each client. Pursuant to this policy orders to purchase or sell securities for all accounts managed by Castle Financial, including accounts of Castle Financial or its affiliates, may be aggregated or “batched” for execution, provided the policy and procedures set forth below are followed.

1.
Transactions for any client’s account may not be aggregated for execution if the practice is prohibited by, or inconsistent with, that client’s investment management agreement with Castle Financial or Castle Financial’s order allocation policy.

2.
The portfolio manager must determine that the purchase or sale of the particular security involved is appropriate for the client and consistent with the client’s investment objectives and with any investment guidelines or restrictions applicable to the client’s account.

3.
The portfolio manager must reasonably believe that the order aggregation will benefit, and will enable Castle Financial to seek best execution for each client participating in the aggregated order. This requires a reasonable good faith judgment at the time the order is placed for execution. It does not mean that the determination made in advance of the transaction must always prove to have been correct in the light of twenty-twenty hindsight. Best execution includes the duty to seek the best quality execution, as well as the best net price.

4.
Prior to entry of an aggregated order, a written order ticket must be completed which identifies each client account participating in the order and the proposed allocation of the order, upon completion, to those clients. The order ticket or other written statement should indicate both the minimum and maximum amount (either in dollars or number of securities) that the portfolio manager will accept for each account.

5.
If the order cannot be executed in full at the same price or time, the securities actually purchased or sold by the close of each business day must be allocated pro rata among the participating client accounts in accordance with the initial order ticket or other written statement of allocation. However, adjustments to this pro rata allocation may be made to avoid having odd amounts of shares held in any client account, or to avoid deviations from pre-determined minimum/maximum holdings limits established for any account.

6.	Each client that participates in the order must do so at the average price for all the transactions and must share in average commissions or other transaction costs on a pro rata basis.
7.
If the order will be allocated in a manner other than that stated in the initial statement of allocation, a written explanation of the change must be provided to and approved by the Compliance Officer no later than the morning following the execution of the trade.

8.	Client account records must reflect separately for each account the transactions which have occurred, including aggregated transactions, and the securities which are held for each account.
9.
Funds and securities for aggregated orders should be clearly identified on Castle Financial’s records and to the brokers or other intermediaries handling the transactions, by the appropriate account numbers for each participating client.

10.
No client or account will be favored over another. In some circumstances, a client will designate a particular broker or dealer through which trades are to be effected or through which transactions may be introduced, typically under such terms as the client negotiates with the particular broker or dealer. Where a client has directed the use of a particular broker or dealer, Castle Financial generally will not be in a position to negotiate commission rates or spreads freely or, depending on the circumstances, to select brokers or dealers based on best execution. Additionally, transactions for a client that has directed that Castle Financial use a particular broker or dealer may not be commingled or “bunched” for execution with orders for the same securities for other managed accounts, except to the extent that the executing broker or dealer is willing to “step out” such transactions to the client’s designated broker or dealer. Where “step out” arrangements are not possible or to the client’s advantage, trades for a client that has directed use of a particular broker or dealer may be placed at the end of bunched trading activity for a particular security.

Accordingly, directed transactions may be subject to price movements, particularly in volatile markets, that may result in the client receiving a price that is less favorable than the price obtained for the bunched order. Under these circumstances, the direction by a client of a particular broker or dealer to execute transactions may result in higher commissions, greater spreads, or less favorable net prices than might be the case if Castle Financial were empowered to negotiate commission rates or spreads freely, or to select brokers or dealers based on best execution.

Castle Financial generally does not execute crossing transactions across client accounts. Any crossing transactions must be approved by Compliance prior to execution to ensure compliance with Rule 17a-7.

It is Castle Financial’s policy to seek best execution for all securities transactions that we place on behalf of our clients. On an ongoing basis, Castle Financial evaluates the quality and overall costs of all trade executions and related services provided by the broker-dealers that we use to effect transactions for our clients. In addition, Castle Financial enters into arrangements with brokers to obtain third-party research or brokerage services in exchange for brokerage commissions paid by our clients. Further details of achieving and analyzing best execution can be found in the firm’s Best Execution Policy maintained by the Compliance Group.

D.	Deal Allocation Procedures
The following are procedures for Castle Financial’s equity portfolio manager teams to allocate securities sold in underwritten public offerings (“Deals”), particularly “hot” Deals to client accounts. (For purposes of these procedures, a “hot” Deal is any Deal that the Deal Allocation Coordinator reasonably believes, at the time the Deal allocation is received, will trade above the public offering price on its open.) These procedures address the factors that should be considered in addressing two general Deal allocation matters: (1) how Deal securities will be allocated among the portfolio manager teams seeking to have their clients invest in Deal securities; and (2) how the portfolio manager teams will allocate Deal securities among their client accounts. These procedures reflect Castle Financial’s overriding policy that Deal securities must be allocated among participating client accounts in a fair and equitable manner over time, and Deal opportunities not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients. Under no circumstances may Castle Financial receive, directly or indirectly, additional compensation or remuneration because of the way an allocation is made.

Castle will have information about fund transactions that Bauer Capital is initiating and vice-versa.  Both Castle Financial and Bauer Capital will take said information into account in managing potential conflicts of interest with respect to the management of the fund.

Castle will make every effort to not purchase or sell the same securities for Castle Financial clients on the same day said securities are being purchased or sold for the fund.

1.	Communication of Information Concerning Deals.
The members of Castle Financial’s Trading Department (the “Trading Staff”), particularly the Deal Allocation Coordinator, have general responsibility for communicating information concerning Deals to interested portfolio manager teams and to confirm the allocation and the reallocation as circumstances warrant, of securities purchased from the underwriters offering a particular Deal or in the aftermarket. The Deal Allocation Coordinator will maintain and circulate a calendar of Deals indicating the anticipated pricing and trade date. As information concerning Deals becomes available (i.e., change in offering price, under- or over-subscription, aftermarket interest, etc.), the Deal Allocation Coordinator will attempt to circulate the information promptly and will check on “street talk” as requested. However, the primary responsibility for monitoring and evaluating information concerning the markets for Deals or a particular company offering its securities in a Deal, generally rests with Castle Financial’s individual portfolio manager teams.

2.	Determining Which Client Accounts Will Seek to Participate in a Deal.
In determining which accounts a portfolio manager team will seek to have purchase securities in a Deal, the team will consider all relevant factors. As a general policy, Deal securities of an issuer with market capitalization of less than $200 million are not viewed by Castle Financial to be appropriate investments for institutional accounts or accounts of high net worth individuals due to the normal reduced liquidity of, and restrictions on transferability typically associated with, such small issuers. Accordingly, Deals of these small capitalized issuers generally will be allocated to accounts in which Castle Financial principals have a beneficial interest, such as hedge funds managed by Castle Financial or any of its principals. This is a general policy that may be deviated from with advance approval from the Compliance Committee. Deal securities involving issuers with market capitalization equal to or greater than $200 million will be allocated to all institutional accounts, including from time to time Castle Financial’s proprietary accounts such as hedge funds in which Castle Financial’s principals have invested, as appropriate and after considering all relevant factors including, but not limited to, the following;

a.	The nature, size and expected allocation of the Deal;
b.
The nature and size of a particular account, including the accounts’ investment objectives and policies; the risk tolerance of the clients; the client’s tolerance for portfolio turnover; the number of other Deals that the client has participated in during the past year; and

c.
Whether, and to what extent, the beneficial owners of an account are eligible to participate in gains and losses from Deals pursuant to the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”).

3.
Mechanics of Placing Orders for Deal Securities. Prior to entering an aggregated order, the Deal Allocation Coordinator must prepare a written statement specifying the participating client accounts and method of allocation among accounts. On the day the deal is priced, a trade ticket must be completed and delivered to the trading department. In addition to other information that must be provided on a trade ticket, the trade ticket for a Deal must include the following information:

a.	Account Information. The name or identifying number for each account for which Deal securities will be purchased; and
b.
Number of Shares Required. The number of units, or total value, of a security to be purchased for each account. The Trading Department will submit indications of interest to members of the underwriting syndicates for Deals based on trade tickets submitted by portfolio manager teams. Client funds and securities should not be held collectively any longer than is necessary to settle the purchase or sale. Each client must participate in an aggregated allocation at the average share price for all of Castle Financial’s transactions in that security on any given day and an average of transaction costs must be shared pro rata based on participation.

4.
Allocating Full Allocations of Deal Securities. In the event Castle Financial receives an amount of securities (in any case where securities, such as warrants, are offered as an incentive to a Deal security (“incentive securities”), the incentive securities shall be allocated in the same manner as the Deal securities) equal to the aggregate amount ordered by the Trading Department, the Deal securities shall be allocated among the portfolio manager teams and among clients of each participating portfolio manager team in accordance with the original instructions from the portfolio manager teams. The Trading Department may not change the allocation percentages without advance approval of the Compliance Department.

5.	Allocating Deal Securities, including “Hot” Deals, to Accounts in which Certain Castle Financial Principals have a Beneficial Interest.
Castle Financial may also allocate a percentage of Deal securities to accounts that are not Castle Financial’s clients, but in which certain principals of Castle Financial have a beneficial interest. The potential conflict of interest that could arise with such an allocation is addressed by Castle Financial’s objective allocation process below.

6.	Allocating Reduced Allocations of Deal Securities, Including “Hot” Deals.
In the event that the amount of Deal securities allocated to Castle Financial by the underwriting syndicate is less than the aggregate amount ordered by the Trading Staff (a “reduced allocation”), the Deal securities shall be allocated on a pro-rata basis across all participating accounts. If a target weighting of 0.05% cannot be reached in a pro-rata allocation, the Deal securities shall be allocated in accordance with the following procedures:

a.
Allocation of partially filled orders in Deal securities below a target weighting of 0.05% will be allocated on a rotating basis by account number. In practice, this may result in shares of one Deal to be allocated to Castle Financial’s client accounts 001 to 025 and the next Deal opportunity that is of insufficient size to allow all appropriate accounts to participate, to client accounts 026 to 049 and so on. Under this procedure, all client accounts will not be able to share in all of the same Deal offerings; however, all client accounts will participate in some offerings over time.

b.
The rotational system will be followed unless the allocation of the partially filled order would result in a de minimis allocation to any client account, which is defined as an allocation of less than10 shares, or for fixed income securities, $100,000 in principal amount.

c.
De Minimis Allocations. Where a portfolio manager team’s initial instructions would result in a de minimis allocation of a reduced allocation Deal, the Castle Financial’s rotational system may reallocate these securities to other participating client accounts, provided they are allocated in a fair and equitable manner that does not discriminate in favor of certain clients or types of clients. Any such reallocation must be made promptly. Securities may not be reallocated to an account for which an order ticket was not originally submitted in accordance with Paragraph (3) above.

d.
Departure from Rotational System. There may be reasons for departure from the rotational system in a given Deal allocation where the order was not filled entirely. This may occur, for example, where the Deal security is more appropriate for one account due to the market capitalization of the issuer. In any such event, the written rationale for the departure from the rotational system must be approved in advance by the Deal Allocation Coordinator and the Compliance Department.

7.	Account Review.
The Compliance Committee will review the above Deal allocations no less frequently than semiannually to ensure that they continue to be appropriate in light of the size and nature of the accounts managed by the portfolio manager team. On a monthly basis (or more frequently if needed), a subcommittee of the Compliance Committee shall review the relative performance of all accounts which received Deals during the prior month to ensure that Deals have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients. The subcommittee shall report any findings to the Compliance Committee, along with its recommendation of what further action may be appropriate. No member of a portfolio manager team may serve on the subcommittee. Castle Financial’s books and records must separately reflect securities held by, or bought or sold for, client accounts that participate in the allocation of Deal securities.

E.	Trade Error Resolution
Portfolio accounting personnel must follow the procedures established for identifying and addressing trade errors to ensure a timely and equitable resolution. Automated internal controls are in place and must be carried out by accounting personnel to identify trade errors on a timely basis. Such controls include automated data interface with third parties, an automated trade affirmation process, and account reconciliation. All trade errors must be reported to Compliance and resolved in a timely and equitable manner. If it is determined by Compliance that Castle Financial is responsible for the trade error, Castle Financial will make the client account whole for the loss suffered as a result of Castle Financial’s error. Payment shall be made via check or reduction in management fee, and in no event shall payment be made using brokerage commissions, or funds or holdings from another client account.

F.	Proxy Voting Procedures
As a matter of policy, Castle Financial does not encourage clients to delegate proxy voting authority to the Firm. However, the Firm accepts responsibility for voting proxies if requested by a client. Each client’s investment management agreement should specify whether Castle Financial is to vote proxies relating to securities held for the client’s account. Castle Financial’s Compliance Officer has the authority to delegate the proxy voting duties of the firm to an external proxy voting service.

G.	Review and Supervision of Accounts
Each portfolio manager is responsible for continuously monitoring the client accounts for which he or she has primary responsibility to ensure they are being managed in a manner consistent with established objectives for the account and the client’s investment guidelines, if any. Members of Compliance and Client Services review the activity and holdings in clients' accounts on a periodic basis to ensure compliance with stated investment objectives & restrictions, and accounts are monitored for style drift, portfolio pumping, and window dressing.

H.	Reports to Clients
Each client receives a quarterly account appraisal that shows the total market value of the accounts and each security held in the account, including its cost, market value, value as a percentage of total account value, annual income and yield.

XI.	E-mails and Other Electronic Communications
Generally, FINRA Conduct Rules do not apply to investment advisory advertising. However, where an advertisement or communication promotes not only an advisory business, but also the securities business of a FINRA-member broker/dealer, compliance with the FINRA Conduct Rules is required.

Within that context, both the SEC and FINRA view electronic communications in the same manner as written communications and have established regulatory requirements for broker/dealers and investment advisors to follow. FINRA Rule 3010 requires member broker/dealers to establish written procedures designed to supervise, review and retain all incoming and outgoing written and electronic correspondence between the public and its registered representatives which relates to the investment banking or securities business of the member.

Section 206 of the Advisers Act expressly prohibits investment advisors from engaging in fraudulent, deceptive or manipulative activities and Rule 204-2(a)(7) of the Act requires them to maintain, as part of their books and records, copies of written communications relating to or consistent with the following:
a)	Investment recommendations or advice given or proposed;
b)	Receipt or delivery of funds or securities;
c)	Placing and execution of orders for purchase or sale of securities; and
d)	E-mails consisting of spam or viruses are not required to be maintained.

A.	Policy
It is Castle Financial’s policy that all e-mail, instant messages, or other forms of electronic communications (i.e. blogs on social media sites) be treated as written communications and that such communications must always be of a professional nature and subject to review by the CCO.

Castle Financial will supervise, review and retain all e-mail and electronic communications, as required by the SEC and FINRA, and has established the following procedures to fulfill this responsibility:

a)	The only social media sites allowed to be used by Cadaret, Grant, the Firm’s broker/dealer and Castle Financial are Linked-In, Facebook and Twitter. All others are prohibited.
b)
Cadaret, Grant, the Firm’s broker/dealer, provides an extensive e-mail data management system that enables its Compliance Department to directly perform e-mail surveillance, monitoring and recordkeeping of all incoming and outgoing electronic traffic between brokers and clients. All registered representatives associated with Cadaret, Grant are required to use this e-mail system for securities-related electronic correspondence, unless their current service provider can automatically copy e-mails to repcomp@cadaretgrant.com, Cadaret, Grant’s monitoring address. Castle’s IARs are required to use their Cadaret, Grant e-mail address or Castle Financial’s web address, www.castlefinancial.com, for all electronic correspondence relating to securities business. Copies of all Castle Financial’s e-mails are archived within Cadaret, Grant’s e-mail system, consistent with SEC requirements, and may be retrieved from Cadaret, Grant’s e-mail system on demand.

c)
The broker/dealers’ Compliance Department utilizes randomized, word-specific software to continually review e-mail traffic received. In the event that questionable traffic is detected, investigation is initiated between broker/dealers’ Compliance Department and Castle Financial’s CCO.

d)	The CCO is copied automatically on all in and outbound electronic traffic, which is reviewed daily.
e)	Copies of all e-mail traffic are required to be posted to each clients respective Broker’s Ally history file as well.
f)	Each supervised person is required to sign an e-mail policy statement annually, acknowledging their understanding of the Firm’s e-mail policy. These signed statements are retained by the CCO.

XII.	Certification

A.	Initial Certification
All supervised persons will be provided with a copy of the Code and must initially certify in writing to CCO that they have: (i) received a copy of the Code; (ii) read and understand all provisions of the Code; (iii) agreed to abide by the Code; and (iv) reported all account holdings as required by the Code. The initial certification is attached hereto as Exhibit A.

B.	Acknowledgement of Amendments
All supervised persons shall receive any amendments to the Code and must certify to Al Procaccino in writing that they have: (i) received a copy of the amendment; (ii) read and understood the amendment; (iii) and agreed to abide by the Code as amended.

C.	Annual Certification
All supervised persons must annually certify in writing to the CCO that they have: (i) read and understood all provisions of the Code; (ii) complied with all requirements of the Code; and (iii) submitted all holdings and transaction reports as required by the Code.

D.	Further Information
Supervised persons should contact the CCO regarding any inquiries pertaining to the Code or the policies established herein.

XIII.	Records
The Adviser will maintain and cause to be maintained in a readily accessible place the following records:
•	A copy of any Code of Ethics adopted by the Firm pursuant to Advisers Act Rule 204A-1 which is or has been in effect during the past five years (maintained in an easily accessible place);
•
A record of any violation of Castle Financial's Code and any action that was taken as a result of such violation ( maintained in an easily accessible place for a period of five years from the end of the fiscal year in which the violation occurred);

•
A record of all written acknowledgements of receipt of the Code and amendments thereto for each person who is currently, or within the past five years was, a supervised person which shall be retained for five years after the individual ceases to be a supervised person of Castle Financial;

•	A copy of each report made pursuant to Advisers Act Rule 204A-1, including any brokerage confirmations and account statements made in lieu of these reports;
•	A list of all persons who are, or within the preceding five years have been, access persons;
•
A record of any decision and reasons supporting such decision to approve a supervised persons' acquisition of securities in IPOs and limited offerings within the past five years after the end of the fiscal year in which such approval is granted.

XIV.	Reporting Violations and Sanctions
All supervised persons shall promptly report to the CCO or an alternate designee all apparent violations of the Code. Any retaliation for the reporting of a violation under this Code will constitute a violation of the Code. When the CCO finds that a violation could not be reasonably found to have resulted in a fraud, deceit, or a manipulative practice in violation of Section 206 of the Advisers Act, he/she shall determine whether or not the Code has been violated and what sanctions, if any, should be imposed. Possible sanctions may include reprimands, monetary fine or assessment, or suspension or termination of the employee’s employment with the Firm.

Exhibit A

Acknowledgement of Receipt of Initial Code of Ethics

From the Chief Compliance Officer
This Code of Ethics is given to all employees and supervised persons of Castle Financial & Retirement Planning Associates, Inc. Please indicate your receipt of the Code of Ethics by signing and dating this acknowledgement and returning it to the Chief Compliance Officer.

Please read the entire Code promptly and with care. While much of it may be familiar to you, there may be new material of considerable importance. You are required to keep your copy of Code readily available and become familiar with and guided by its provisions.

No Investment Adviser Representative or any supervised person of Castle Financial & Retirement Planning Associates, Inc. has the right to waive compliance with any laws, rules, regulations or the internal policies of Castle Financial & Retirement Planning Associates, Inc.

Castle Financial’s Code of Ethics and may be updated from time to time. These updates will be made available to each employee and supervised person by the Chief Compliance Officer.

By signing below, you acknowledge receipt of this Code. The Chief Compliance Officer will maintain a copy of the original acknowledgements in each employee’s file.

Acknowledgement
I have received a copy of Castle Financial & Retirement Planning Associates’ Code of Ethics. I understand that I must become familiar with all of the information it contains. I acknowledge that I have read the Code of Ethics and I will be bound by its terms. I agree that I will conduct my business in a manner consistent with, and that I will abide by, all provisions of the Code.

Employee’s Signature:	Date:

Name:
(Please Print)

CCO’s Signature:	Date:

Name:
(Please Print)

Exhibit B

Castle Financial & Retirement Planning, Inc.

Quarterly Personal Securities Transaction Report

Name of Reporting Person:	______________________	Calendar Quarter Ended:	_______________________
Date Report Due:	______________________	Date Submitted:	_______________________

Securities Transactions* (Note:  Transactions in both Public and Private (i.e., limited offerings) Reportable Securities are required to be reported, unless otherwise exempted under the Code.)

Date of Transaction	Title of Reportable Security and ticker or CUSIP	No. of Shares or Principal Amount	Maturity Date and Interest Rate (if applicable)	Type of Transaction (buy, sell or other - describe)	Price	Name of Broker, Dealer or Bank Effecting Transaction

______	I had no transactions involving Reportable Securities during the preceding calendar quarter that were required to be reported.

______
I had transactions involving Reportable Securities during the preceding calendar quarter for non-Castle Financial accounts and I have either supplied all of the required information on this form or have arranged for the Chief Compliance Officer to receive duplicate copies of trade confirmations and periodic account statements that contain all of the information listed above.

______
I had transactions involving Reportable Securities during the preceding calendar quarter for Castle Fiancial accounts and the information listed above is located on the trading report, which will be attached to this form.

Exhibit C

Castle Financial & Retirement Planning, Inc.

Initial Holdings Report

Name of Reporting Person:	______________________	Date Person Became Subject to the Code:	______________________
Date Report Due:	______________________	Date Submitted:	______________________
Information Provide as of:	______________________	[Note: Date person became subject to Code and as of date should be the same.]

Securities Holdings*  (Note:  Holdings in both Public and Private (i.e., limited offerings) Reportable Securities are required to be reported, unless otherwise exempted under the Code.)

Title of Reportable Security	Ticker or CUSIP	Type of security (Common, preferred, bond, etc.)	No. of Shares or Principal Amount

______	I have no holdings in Reportable Securities to report.

______
I have holdings in Reportable Securities to report and I have either supplied all of the required information on this form or have attached a copy of my most recent account statement that contains all of the information listed above.

*
The report or recording of any holding in Reportable Securities noted above will not be construed as an admission that I have beneficial ownership of one or more of the Reportable Securities reported above.

Securities Account

Name of Broker, Dealer or Bank	Name(s) on and Type of Account

______ I have no securities accounts to report.

I certify that I have included on this report all holdings in Reportable Securities and accounts required to be reported pursuant to the Code of Ethics.

(Signature)	____________________________	(Date)	_________________________________

Exhibit D

Castle Financial & Retirement Planning, Inc.

Annual Holdings Report

Name of Reporting Person:	______________________	Calendar Year Ended:	_____________________
Date Report Due:	______________________	Date Submitted:	______________________
Information Provided as of:	______________________	[Note: Information should be current as of a date no more than 30 days before this report is submitted.]

Securities Holdings* (Note:  Holdings in both Public and Private (i.e., limited offerings) Reportable Securities are required to be reported, unless otherwise exempted under the Code.)

Title of Reportable Security	Ticker or CUSIP	Type of security (Common, preferred, bond, etc.)	No. of Shares or Principal Amount

______	I have no holdings in Reportable Securities to report for the year.

______
I have holdings in Reportable Securities in non-Castle Financial accounts to report and I have either supplied all of the required information on this form or have attached a copy of my most recent account statement that contains all of the information listed above.

______	I have holdings in Reportable Securities in Castle Financial accounts to report and the information listed above is located on the trading report, which will be attached to this form.

* The report or recording of any holdings in Reportable Securities noted above will not be construed as an admission that I have beneficial ownership of one or more of the Reportable Securities reported above.

Securities Accounts

Name of Broker, Dealer or Bank	Date Account Was Established	Name(s) on and Type of Account

______	I have no securities accounts to report for the year.

______	I certify that I have included on this report all holdings in Reportable Securities and accounts required to be reported pursuant to the Code of Ethics.

Signature)	____________________________	(Date)	_________________________________

Exhibit E

Castle Financial & Retirement Planning, Inc.

Annual Compliance Certification

Acknowledgement of Receipt of Annual Certification of the Code of Ethics

I certify that I: _________________________________________________________________

*	have received, read and reviewed Castle Financial & Retirement Planning, Inc. Code of Ethics;

*	understand the policies and procedures in Castle Financial & Retirement Planning, Inc. Code of Ethics;

*	recognize that I am subject to these policies and procedures;

*	understand the penalties for non-compliance;

*	have complied with Castle Financial & Retirement Planning, Inc. Code of Ethics and any applicable reporting requirements during this past year;

*	have fully disclosed any exceptions to my compliance with Castle Financial & Retirement Planning, Inc. Code of Ethics below;

*	will fully comply with Castle Financial & Retirement Planning, Inc. Code of Ethics

*	have fully and accurately completed this Certification.

Exceptions:

Signature:	_______________________	Date Submitted:	_______________________
Name:	_______________________ (please print)	Due Date:	_______________________

Exhibit F

Castle Financial & Retirement Planning Associates, Inc.

Access Persons List

NAME	TITLE	DATE ACCESS GRANTED

Signature of CCO:	_______________________	Date Submitted:	_______________________

Exhibit G

Castle Financial & Retirement Planning Associates, Inc.

Request for Pre-Clearance Form

To: The Chief Compliance Officer

From:   _____________________

Date of Pre-Clearance Request: ___________

Time of Pre-Clearance Request: ______am/pm

Ticker	Buy/Sell	Name of Security	Proposed Transaction Date	No. of Shares	Approved	Denied

By signing below, I hereby request approval to complete the transaction(s) contemplated above. I acknowledge and agree that clearance of a transaction is valid only for a 48 hour period. If the transaction if NOT placed within that 48 hour period, clearance of that transaction must be pre-requested.

Date: _____________________

Signature: ______________________________

Print Name: _________________________________

Date Received: __________________________ Date Approved: _______________________

Received by: ___________________________ Approved by:________________________

Compliance Officer ________________________ Date: __________________________

36